                                         April 29, 1997


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Kaiser Aluminum Corporation (the "Company"); Definitive
     Proxy Materials

Ladies and Gentlemen:

     On behalf of the Company and pursuant to Rule 14a-6(b) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), please find attached the Definitive Proxy Statement with respect to the 1997 Annual Meeting of Stockholders, including the Notice of 1997 Annual Meeting, and form of Proxy. It is intended that these materials will be released to the Company's stockholders commencing on or about April 29, 1997.

     A hard copy of the actual performance graph has been provided via Federal Express to Charles A. Sjoquist, Branch
Chief, under our cover dated April 28, 1997.

     Please be advised that by copy of this letter, six (6) copies of such materials are being delivered the New York
Stock Exchange.

     Please contact the undersigned at (510) 847-5882 with any questions or comments you may have.

                                   Sincerely,


                                   /s/ John M. Donnan
                                   John M. Donnan
                                   General Attorney

cc:  w/ Enclosures

VIA FEDERAL EXPRESS
Mr. Hugh O'Brien
New York Stock Exchange
20 Broad Street, 18th Floor
New York, New York 10005

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant /x /
Filed by a Party other than the Registrant  /  /

     Check the appropriate box:
/  / Preliminary Proxy Statement
/  / Confidential, for Use of the Commission Only
     (As permitted by Rule 14(a)-6(e)(2))
/x / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Section 240.14a-12

      Kaiser Aluminum & Chemical Corporation
--------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

      Kaiser Aluminum & Chemical Corporation
--------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check the appropriate box):

/x / No fee required
/  / Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------
     5) Total fee paid:

     ---------------------------------------------------

/  / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     -------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

     -------------------------------------------------
     (3)  Filing Party:

     -------------------------------------------------
     (4)  Date Filed:

     -------------------------------------------------

     ----------------------------------------------



         Table of Contents

Notice of Annual Meeting of Stockholders

Proxy Statement
   Election of Directors . . . . . .          2
   The Board of Directors
   and its Committees. . . . . . . .          2
   Approval of the
   Kaiser 1997 Omnibus Stock
   Incentive Plan. . . . . . . . . .          4
   Executive Officers and
   Directors . . . . . . . . . . . .          9
   Principal Stockholders. . . . . .         14
   Executive Compensation. . . . . .         16
   Report of the Compensation
   Committees on Executive
   Compensation. . . . . . . . . . .         20
   Certain Transactions. . . . . . .         24
   Compliance with Section
   16(a) of the Exchange
   Act . . . . . . . . . . . . . . .         24
   Other Matters . . . . . . . . . .         25

---------------------------------------------

                  [KACC Logo]





            -------------------------

             Notice of 1997 Annual
                     Meeting
                      and
                Proxy Statement

            -------------------------









                   Important
           Please sign and date your
            proxy card and promptly
           return it in the enclosed
                    envelope.

  Printed on recycled paper.

                         [KACC Logo]




                                            April 30, 1997


To Our Stockholders:

   You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Kaiser Aluminum &
Chemical Corporation (the "Company") to be held at 10:00 a.m. on Wednesday, June 4, 1997, at 5847 San Felipe, 26th
Floor, (Board of Directors Meeting Room), Houston, Texas.

   At the Annual Meeting, the holders of the Company's common stock, par value $.33-1/3 per share, Cumulative (1985 Series A) Preference Stock and Cumulative (1985 Series B) Preference Stock (all such holders being collectively referred to as the "Stockholders") will consider and vote, as a single class, (i) in the election of directors, (ii) upon a proposal to approve the Kaiser 1997 Omnibus Stock Incentive Plan, and (iii) upon such other business as may properly be presented to the Annual Meeting or any adjournments or postponements thereof.

   Each Stockholder of record at the close of business on April 30, 1997, is entitled to receive notice of and to vote at the Annual Meeting and is urged to attend. Whether or not you intend to be present at the Annual Meeting, we urge you to complete, date, sign and promptly return the enclosed proxy card.

   We look forward to seeing as many of you as possible at the Annual Meeting.



                     GEORGE T. HAYMAKER, JR.
                     Chairman of the Board, President and
                       Chief Executive Officer

           KAISER ALUMINUM & CHEMICAL CORPORATION
           --------------------------------------
                    6177 Sunol Boulevard
                    --------------------
              Pleasanton, California 94566-7769
             ----------------------------------


          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
          ----------------------------------------
                   To Be Held June 4, 1997
                  ------------------------


  The Annual Meeting of Stockholders (the "Annual Meeting") of Kaiser Aluminum & Chemical Corporation (the "Company") will be held at 5847 San Felipe, 26th Floor, (Board of Directors Meeting Room), Houston, Texas, on Wednesday, June 4, 1997, at 10:00 a.m., Houston time, for the following purposes:

  1. To elect six (6) directors to hold office until the Company's 1998 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

  2. To consider and vote upon a proposal to approve the Kaiser 1997 Omnibus Stock Incentive Plan; and

  3. To consider and transact such other business as may properly be presented to the Annual Meeting or any adjournments or postponements thereof.

  Holders of record of the Company's common stock, par value $.33 per share, Cumulative (1985 Series A)
Preference Stock and Cumulative (1985 Series B) Preference Stock (all such holders being collectively referred to as the "Stockholders") as of the close of business on April 30, 1997 are entitled to notice of and to vote at the Annual Meeting. All Stockholders will vote as a single class at the Annual Meeting. Stockholder lists will be available commencing May 23, 1997, and may be inspected for purposes germane to the Annual Meeting during normal business hours prior to the Annual Meeting at the offices of the Company, 5847 San Felipe, Suite 2600, Houston, Texas.


                        By Order of the Board of Directors




                        BYRON L. WADE
                        Secretary
April 30, 1997


                          IMPORTANT

  Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope provided for your convenience and which requires no postage if mailed in the United States. Any Stockholder who attends the Annual Meeting may vote personally on all matters brought before the Annual Meeting and, in that event, his or her proxy will not be used.

          KAISER ALUMINUM & CHEMICAL CORPORATION

                       PROXY STATEMENT
                             for
               ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held June 4, 1997

  This proxy statement (the "Proxy Statement") is furnished to Stockholders (as defined below) in connection with the solicitation of proxies on behalf of the Board of Directors of Kaiser Aluminum & Chemical Corporation (the "Company"), a Delaware corporation, to be voted at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 4, 1997, and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The principal executive offices of the Company are located at 6177 Sunol Boulevard, Pleasanton, California 94566-7769, telephone (510) 462-1122.

  This Proxy Statement, the accompanying proxy card, and the Notice of Annual Meeting are being mailed, commencing on or about May 1, 1997, to the record holders as of the close of business on April 30, 1997, of the Company's common stock, par value $.33 per share (the "Common Stock"), Cumulative (1985 Series A) Preference Stock ("1985 Series A Stock") and Cumulative (1985 Series B) Preference Stock ("1985 Series B Stock"), all such holders being collectively referred to as the "Stockholders"). The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, is being mailed to Stockholders together with, but is not part of, this Proxy Statement and other proxy materials.

  We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and promptly return your proxy card in the enclosed envelope. The persons authorized to act as proxies at the Annual Meeting, individually or jointly, as listed on the proxy cards are E. Bruce Butler, John T. La Duc and John Wm. Niemand II. You may revoke your proxy at any time prior to its exercise at the Annual Meeting by giving notice to the Company's Secretary, by filing a later-dated proxy or, if you attend the Annual Meeting, by voting your shares in person. Proxies will be voted in accordance with the directions specified thereon or, in the absence of instructions, "FOR" the election of the directors and "FOR" the approval of the Kaiser 1997 Omnibus Stock Incentive Plan as set forth in this Proxy Statement. The presence, in person or by proxy, of the holders of shares of the Company's capital stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. A plurality of the votes present, in person or by proxy, is necessary for the election of directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome. Abstentions may not be specified on the election of directors. Under applicable Delaware law, abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal to approve the Kaiser 1997 Omnibus Stock Incentive Plan.

  The Company's Common Stock is 100% owned by Kaiser Aluminum Corporation ("KAC"). There is no established public trading market for the Common Stock. The holders of record of approximately 89% of the 1985 Series A Stock and approximately 51% of the 1985 Series B Stock are the trustees under the Trust Agreement of the Company's USWA Employee Stock Ownership Plan and the Trust Agreement of the Company's Salaried Employee Stock Ownership Plan, respectively. The trustees have agreed to vote the shares of the 1985 Series A Stock and 1985 Series B Stock held by them as directed by the beneficial owners of such shares, or with respect to shares of such stock as to which no voting instructions are received, in the same proportions as the shares as to which instructions are received are voted. As of April 29, 1997, there were 46,171,365 shares of Common Stock, 535,432 shares of 1985 Series A Stock and 68,467 shares of Series B Stock outstanding.

                    ELECTION OF DIRECTORS

  At the Annual Meeting, six directors will be elected by the Stockholders to serve until the 1998 Annual Meeting or until their respective successors are duly elected and qualified. The six nominees receiving the highest number of votes will be elected.

  The six persons nominated for election to the Board of Directors at the Annual Meeting are Robert J. Cruikshank,
George T. Haymaker, Jr., Charles E. Hurwitz, Ezra G. Levin,
Robert Marcus and Robert J. Petris. All of such nominees are currently members of the Board of Directors. See, "Executive Officers and Directors" and "Principal
Stockholders" for information concerning each of the nominees, including the dates on which they first became directors, their business experience during the past five years, and the number of shares of the Company's capital stock owned beneficially by each of them as of April 1, 1997. Each of the nominees has consented to serve as a member of the Board of Directors if elected.

  The persons named in the proxies will vote the shares represented thereby for the election of the foregoing named nominees except where authority has been withheld as to a particular nominee or as to all such nominees. Should any nominee decline or be unable to serve as a director of the Company, which is not anticipated, the persons named in the proxies will vote for the election in his stead of such other person as the Board of Directors may recommend.

  The Board of Directors recommends a vote "FOR" the
  --------------------------------------------------
election of all nominees for director of the Company.
----------------------------------------------------


          THE BOARD OF DIRECTORS AND ITS COMMITTEES

          -----------------------------------------

  The Board of Directors of the Company (sometimes referred to herein as the "Board") held four meetings and acted by written consent on ten occasions during 1996. In addition, management confers frequently with its directors on an informal basis to discuss Company affairs. During 1996, no director attended fewer than 75% of the aggregate of the meetings of the Board and all committees of the Board on which he served.

  The Board currently has four standing committees. These committees consist of the Executive, Audit, Compensation
Policy, and Section 162(m) Compensation Committees.

  The Executive Committee meets on call and has authority to act on most matters during the intervals between meetings of the entire Board of Directors. The current members are Messrs. Haymaker and Hurwitz (Chairman). The Executive Committee held one meeting and acted by written consent one time during 1996.

  The current members of the Audit Committee are Messrs. Levin, Marcus (Chairman) and Petris. The Audit Committee meets with appropriate Company financial and legal personnel, internal auditors and independent public accountants and reviews the internal controls of the Company and the objectivity and appropriateness of its financial reporting. The Audit Committee recommends to the Board the appointment and retention of the independent public accountants to serve as auditors in examining the corporate accounts of the Company and also has the authority to supervise and direct the financial reporting, affairs, policies and procedures of the Company, limited only by restrictions imposed by applicable law, rule or regulation. The independent public accountants periodically meet privately with the Audit Committee and have access to the Audit Committee at any time. The Audit Committee met on one occasion during 1996.

  The Compensation Policy Committee and the Section 162(m) Compensation Committee replaced the Company's Compensation Committee on June 5, 1996. Prior to its replacement, the Compensation Committee reviewed and advised management, made recommendations to the Board, and reviewed proposals regarding the establishment or change of benefits plans, salaries or compensation afforded the executive officers and other employees of the Company. Messrs. Cruikshank, Levin (Chairman) and Marcus served as members of the Compensation Committee. The Compensation Committee met on four occasions and acted by written consent two times during 1996 before being replaced.

  The Compensation Policy Committee reviews and approves proposals concerning or related to the establishment or change of benefits plans, or material amendments to any existing benefit plan, salaries or other compensation including, but not limited to, payments awarded pursuant to bonus and benefit plans maintained by the Company and its subsidiaries, except to the extent that (i) such authority has been delegated by the Board to the Section 162(m) Compensation Committee or (ii) such plans are governed by a plan committee, a subsidiary board of directors, or are covered by a collective bargaining arrangement or other binding contract of the Board. Notwithstanding the foregoing, the Compensation Policy Committee also supervises plan committees other than the Section 162(m) Compensation Committee and may delegate the administration and investment decisions concerning plans to committees established for those purposes. Messrs. Cruikshank, Levin (Chairman) and Marcus currently serve as members of the Compensation Policy Committee. The Compensation Policy Committee met on four occasions and acted by written consent one time during 1996.

  The Section 162(m) Compensation Committee administers and approves amendments to the Company's plans or programs which are intended to comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"). The Section 162(m) Compensation Committee also establishes the criteria to be used in determining awards to be made pursuant to such plans and programs. Messrs. Cruikshank and Marcus (Chairman) currently serve as members of the Section 162(m) Compensation Committee. The Section 162(m) Compensation Committee met on four occasions during 1996 and did not act by written consent.

  The Board of Directors of the Company does not have a standing nominating committee nor does it have any committee performing a similar function.

Director Compensation
---------------------

  Directors who were not employees of the Company or KAC, received a base fee of $30,000 for the 1996 calendar year. Non-employee directors of the Company who were also non-employee directors of MAXXAM Inc. ("MAXXAM"), KAC's parent, received director or committee fees for serving as a director of the Company and/or KAC in addition to the fees received from MAXXAM. In addition, the Chairman of each of the committees was paid a fee of $3,000 per year, or $750 per quarter, for services as Chairman. All committee members received a fee of $1,500 per day per committee meeting held in person on a date other than a Board meeting date and $500 per formal telephonic committee meeting. In respect of 1996, Messrs. Cruikshank, Levin, Marcus and Petris received an aggregate of $35,000, $38,000, $44,330 and $31,500, respectively, in such director and committee fees from the Company and KAC.

  Subject to the approval of the Chairman of the Board, directors may also be paid additional ad hoc fees for extraordinary services in the amount of $750 per one-half day or $1,500 per day. In 1996, Mr. Marcus received fees in the amount of $13,500 for extraordinary services performed during 1996 when requested to travel to China to review the Company's activities there. Directors are reimbursed for travel and other disbursements relating to Board and committee meetings. Fees to directors who are also employees of the Company or MAXXAM are deemed to be included in their salary. Directors of the Company were also directors of KAC and received the foregoing compensation for acting in both capacities.

 APPROVAL OF THE KAISER 1997 OMNIBUS STOCK INCENTIVE PLAN

 --------------------------------------------------------

  The Kaiser 1997 Stock Incentive Plan (the "1997 Plan") was recommended by the Company's Compensation Policy
Committee and Section 162(m) Compensation Committee, and adopted by the Board of Directors in April 1997, subject to approval by the stockholders of the Company and KAC, and is hereby submitted to the Stockholders of the Company for approval. If approved, the 1997 Plan will increase the number of shares of Common Stock available for issuance pursuant to the Company's compensation programs and permit the grant of awards to non-employee directors who were not otherwise eligible to receive awards under the Kaiser 1993
Omnibus Stock Incentive Plan (the "1993 Omnibus Plan"). In addition, the 1997 Plan will facilitate the Company's ability to reward individuals responsible for implementing the steps necessary to accomplish the Company's objectives.

  During 1996, the Company's management developed a strategic path to improve the Company's performance against specific objectives. This path calls for significant change in the following three areas: (i) achieving better profit performance from the Company's existing assets and businesses, including a goal of annual profit enhancements and pre-tax cost reductions of $120 million to take full effect in 1998, as measured against 1996 results; (ii) increasing the earnings of the Company through growth in targeted areas of the Company's portfolio, both by internal investment and by acquisition; and (iii) reducing the Company's leverage and improving its financial ratios in order to reduce interest costs and increase the Company's access to financing on more favorable terms. The 1997 Plan is designed to reward participants instrumental in accomplishing changes in these areas.

  The 1997 Plan will supplement and eventually replace the 1993 Omnibus Plan and the Kaiser 1995 Executive Incentive Compensation Program (the "Executive Program"). The 1993 Omnibus Plan has available approximately 525,000 of the original 2,500,000 shares of the Common Stock of KAC, par value $.01 per share ("KAC Common Stock"), reserved for awards or for payment of rights granted under the 1993 Omnibus Plan. These remaining shares will largely be used for any awards for long-term performance periods beginning on or before January 1, 1997, under the Executive Program and the Kaiser 1995 Employee Incentive Program (individually, the "Employee Program" and, collectively, the "Incentive Programs") more fully described in the Report of the Compensation Committees on Executive Compensation contained in this Proxy Statement. Any shares remaining available under the 1993 Omnibus Plan will be rolled into the shares available for issuance under the 1997 Plan. The 1993 Omnibus Plan will remain in existence and awards relating to performance periods beginning on or before January 1, 1997, will generally continue to be governed by the provisions of the 1993 Omnibus Plan.

  Summary Description of the 1997 Plan. The following summary of the terms of the 1997 Plan is qualified in its entirety by reference to the full text of the plan. Copies of the 1997 Plan, as filed with the Securities and Exchange
Commission (the "SEC"), may be obtained without charge by writing to the Company at 5847 San Felipe, Suite 2600,
Houston, Texas 77057, Attention: Coordinator of Shareholder
Services, telephone number: (713) 267-3675. If adopted by the stockholders of the Company and KAC, the 1997 Plan will be effective as of April 1, 1997.

  Administration. Administration of the 1997 Plan has been delegated by the Boards of the Company and KAC to their respective Compensation Policy Committees, with the exception of awards to non-employee directors, which will be administered by the respective Boards of the Company and KAC, and awards intended to comply with Section 162(m) of the Code ("Section 162(m)"), which will be administered by the Section 162(m) Compensation Committees of the Company and KAC. As used in the following description of the 1997 Plan, "Committee" shall mean the Boards of Directors,
Section 162(m) Compensation Committees or the Compensation Policy Committees of the Company and KAC, as appropriate.

  Eligibility. While all employees of the Company and KAC, and the non-employee directors of the Company, KAC and their subsidiaries and affiliates are eligible to participate in the 1997 Plan subject to the broad discretion of the Committee in selecting participants, less than 150 persons, including five non-employee directors, are expected to participate in the 1997 Plan. Neither the benefits that will be received under the 1997 Plan in the future, nor the benefits that would have been received for 1996 if the 1997 Plan had been in effect, are determinable at this time.

  Stock Available for Issuance Through the 1997 Plan. In addition to cash-based awards, the 1997 Plan provides for stock-based compensation in a number of forms. Up to 5,500,000 shares of KAC Common Stock are authorized for issuance through the 1997 Plan, no more than 1,800,000 of which may be issued in the form of restricted stock.
Assuming the conversion of each outstanding share of KAC's
8.255% PRIDES sm, Convertible Preferred Stock, par value
$.05 per share (the "PRIDES"), into one share of KAC Common
Stock and the issuance of all of the shares authorized for issuance through the 1997 Plan, the shares issued through the plan would constitute approximately 6.4% of the issued and outstanding shares of the KAC Common Stock.

  Provisions in the 1997 Plan permit the reuse or reissuance of shares underlying canceled, expired, or forfeited awards of stock-based compensation, as well as shares tendered in payment of a stock option exercise price or withheld by the Company to pay taxes on an award, subject to restrictions imposed under the SEC's short-swing trading rules. On April 21, 1997, the closing price of KAC Common Stock was $10.50 per share.

  Description of Awards Under the 1997 Plan. The Committee may award incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance units/performance shares, and cash-based awards. As separately described under "Performance Measures," the Committee may also grant awards subject to satisfaction of specific performance goals. Awards under the 1997 Plan will be used for annual incentives and long-term incentives. The forms of awards are described in greater detail below.

  Stock Options. The Committee will have discretion to award incentive stock options ("ISOs"), which are intended to comply with Section 422 of the Code, or nonqualified stock options ("NQSOs"), which are not intended to comply with Section 422 of the Code. Non-employee directors are ineligible to receive ISOs under the Code. Each option issued under the 1997 Plan must be exercised within a period of ten years from the date of grant, and the exercise price of an option may not be less than the fair market value of the underlying shares of KAC Common Stock on the date of grant. If an award of stock options is intended to qualify as performance-based compensation under Section 162(m), the maximum number of shares which may be granted in the form of stock options in any fiscal year to any one participant is 500,000. In this case, the option price will be at or above the fair market value of such shares as of the date of the grant. Subject to the specific terms of the 1997 Plan, the Committee will have discretion to set such additional limitations on option grants as it deems appropriate.

  Options granted to employees under the 1997 Plan will expire at such times as the Committee determines at the time of the grant subject to the ten year limitation described above and each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of employment.
The termination provisions will be determined within the discretion of the Committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment.

  Upon the exercise of an option granted under the 1997 Plan, the option price is payable in full to the Company, either: (i) in cash or its equivalent; (ii) by tendering shares having a fair market value at the time of exercise equal to the total option price (provided such shares have been held for at least six months prior to their tender); or
(iii) if permitted in the participant's award agreement, a combination of (i) and (ii). If permitted in the participant's award agreement, the option exercise price may also be paid through a cashless exercise as permitted under the Federal Reserve Board's Regulation T.

  Stock Appreciation Rights. The Committee may also award stock appreciation rights ("SARs") under the 1997 Plan in tandem with, or apart from, stock options, upon such terms and conditions as it shall establish. The grant price of a freestanding SAR shall equal the fair market value of a share of KAC Common Stock while the grant price of a tandem SAR issued in connection with a stock option shall equal the option price of the related option. If an award of SARs is intended to qualify as performance-based compensation under
Section 162(m), the maximum number of shares which may be granted in the form of SARs in any one fiscal year to any one participant is 500,000. In this case, the option price will be at or above the fair market value of such shares as of the date of the grant.

  Restricted Stock. The Committee will also be authorized to award shares of restricted KAC Common Stock under the 1997 Plan, up to the overall plan maximum, upon such terms and conditions as it shall establish. If an award of restricted stock is intended to qualify as performance-based compensation under Section 162(m), the maximum number of shares which may be granted in the form of restricted stock in any one fiscal year to any one participant is 200,000. The award agreement will specify the period(s) of restriction, the number of shares granted, restrictions based upon achievement of specific performance objectives and/or restrictions under applicable federal or state securities laws. Although recipients may have the right to vote these shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Committee in its sole discretion. Notwithstanding the expiration of the applicable period of restriction or the satisfaction of conditions imposed by the Committee, shares issued to directors or certain executive officers of the Company or KAC will remain subject to the restrictions imposed by Rule 144 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Participants may receive dividends on their shares of restricted stock and the Committee, in its discretion, will determine if and how dividends on restricted shares are to be paid.

  Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested restricted stock following termination of the participant's employment. These provisions will be determined in the sole discretion of the Committee, need not be uniform among all shares of restricted stock issued pursuant to the 1997 Plan and may reflect distinctions based on reasons for termination of employment. Except in the case of terminations by reason of death or disability, the vesting of restricted stock which qualifies for performance-based compensation under Section 162(m) and held by "covered employees" under Section 162(m) shall occur at the time it otherwise would have, but for the employment termination.

  Performance Units/Shares and Cash-Based Awards. The Committee will also have the discretion to award performance units, performance shares, and cash-based awards under the 1997 Plan upon such terms and conditions as it shall establish. If a cash-based award or an award of performance units or performance shares is intended to qualify as performance-based compensation under Section 162(m), the maximum aggregate payout with respect to such awards which may be granted in any one fiscal year to any one participant shall be the value of 300,000 shares of KAC Common Stock. Performance units will have an initial value as determined by the Committee while each performance share will have an initial value equal to one share of KAC Common Stock. The payout on the number and value of the performance units, performance shares, and cash-based awards will be a function of the extent to which corresponding performance goals are met.

  Performance Measures. The Committee may grant awards under the 1997 Plan to participants subject to attaining certain specified performance measures. The number of performance-based awards granted to any participant in any year is determined by the Committee in its sole discretion, and the value of each performance-based award will be determined solely upon achieving certain pre-established objective performance goals during each performance period.
The duration of a performance period is set by the Committee. A new performance period may begin every year, or at more frequent or less frequent intervals, as determined by the Committee.

  The Committee will establish written objective performance goals applicable to the valuation of performance-based awards granted in each performance period, the performance measures which will be used to determine the achievement of those performance goals, and any formulas or methods to be used to determine the value of the performance-based awards. The value of performance-based awards may be based on absolute measures or on a comparison of the Company's financial measures during a performance period to the financial measures of a group of competitors. The performance measures authorized by the 1997 Plan consist of earnings per share, net income (before or after taxes), return measures (including, but not limited to, return on assets, equity, or sales), cash flow return on investments which equals net cash flows divided by owner's equity, earnings before or after taxes, measures of gross sales, gross revenues, or growth in sales or revenues, share price (including, but not limited to, growth measures and total shareholder return), and operating measures (including, but not limited to, operating margins and operating costs).

  Following the end of a performance period, the Committee will determine the value of the performance-based awards granted for the period. The Committee shall also have discretion to reduce (but not to increase) the value of a performance-based award. In addition, the Committee will certify that the award is based on the degree to which the pre-established performance goals were obtained. As soon as practicable thereafter, payment of the awards to participants, if any, shall be made in accordance with the guidelines established by the Committee.

  Adjustment and Amendments. The 1997 Plan provides for appropriate adjustments in the number of shares of the KAC Common Stock subject to awards and available for future awards in the event of changes in the outstanding KAC Common Stock by reason of a merger, stock split, recapitalization or certain other events. In addition, the 1997 Plan may be modified or amended by the Board of Directors at any time and for any purpose which the Board deems appropriate. However, no such amendment shall adversely affect any outstanding awards without the affected holder's consent. Stockholder approval of an amendment will be sought if necessary under regulations promulgated by the Internal Revenue Service or SEC, the rules of the New York Stock Exchange or any applicable law.

  Nontransferability. No derivative security (including, without limitation, options) granted pursuant to, and no right to payment under, the 1997 Plan shall be assignable or transferable by a plan participant except by will or by the laws of descent and distribution or as otherwise required by law, and any option or similar right shall be exercisable during a participant's lifetime only by the participant or by the participant's guardian or legal representative.
These limitations may be waived by the Committee, subject to restrictions imposed under the SEC's short-swing trading rules and federal tax requirements relating to incentive stock options.

  Duration of the Plan. The 1997 Plan will remain in effect until all options and rights granted thereunder have been satisfied or terminated pursuant to the terms of the plan, and all performance periods for performance-based awards granted thereunder have been completed. However, in no event will any awards be granted under the 1997 Plan after March 31, 2007.

  Certain Tax Consequences of the Issuance and Exercise of Options. With respect to options which qualify as ISOs, a participant in the 1997 Plan will not recognize income for federal income tax purposes at the time options are granted or exercised. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the "holding periods"), the participant will recognize in the year of disposition: (i) ordinary income, to the extent that the lesser of either (a) the fair market value of the shares on the date of option exercise, or (b) the amount realized on disposition, exceeds the option price; and (ii) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option price.

  With respect to NQSOs, the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

  In general, the Company will receive an income tax deduction at the same time the participant recognizes income, and in the same amount as the amount which is taxable to the participant as ordinary income, except as provided below under "Section 162(m)". To the extent a participant recognizes capital gains, as described above, the Company will not be entitled to any deduction for federal income tax purposes.

  Section 162(m). Under Section 162(m), compensation paid by the Company in excess of $1 million for any taxable year to "covered employees" generally is deductible by the Company or its affiliates for federal income tax purposes if it is based on the performance of the Company, is paid pursuant to a plan approved by stockholders of the Company, and meets certain other requirements. In this regard, the Company is presenting the 1997 Plan for Stockholder approval. Generally, "covered employees" under Section 162(m) means the chief executive officer and the four other highest paid executive officers of the Company as of the last day of the taxable year. Within 90 days of the beginning of each fiscal year, the Section 162(m) Compensation Committees of the Company and KAC must establish one or more objective performance goals that must be reached for a covered executive to receive an award under the 1997 Plan and the amount of the award to be paid if the goals are achieved. While these awards may be reduced, they may not be increased.

  The Section 162(m) Compensation Committee of the Company and KAC believe that the 1997 Plan allows for the grant of awards that are performance based and that such awards thereunder in excess of $1 million for any taxable year after 1997 should be tax deductible under Section 162(m).
It is presently anticipated that the Section 162(m)
Compensation Committees will at all times consist of "outside directors" as required for purposes of Section
162(m), and that the committees will take the effect of
Section 162(m) into consideration in structuring 1997 Plan awards and take all reasonable steps to maintain the 1997
Plan based on performance-based standards.

  Approval of the 1997 Plan requires the affirmative vote
  -------------------------------------------------------
of the holders of a majority of the Company's capital stock
-----------------------------------------------------------
represented at the Annual Meeting.  The Board of Directors
----------------------------------------------------------
recommends a vote "FOR" approving the 1997 Plan.
-----------------------------------------------

              EXECUTIVE OFFICERS AND DIRECTORS
              --------------------------------

  The following table sets forth certain information, as of April 1, 1997, with respect to the executive officers and directors of the Company. All officers and directors hold office until their respective successors are elected and qualified or until their earlier resignation or removal.


    Name                    Positions and Offices with the
                                        Company
    ----                    -------------------------------

George T. Haymaker, Jr.     Chairman of the Board,
                            President, Chief Executive
                            Officer and Director
Joseph A. Bonn              Vice President, Planning and
                            Development
E. Bruce Butler             Vice President and General
                            Counsel
Robert E. Cole              Vice President, Government
                            Affairs
John E. Daniel              Vice President, and President of
                            Kaiser Primary Aluminum
                            Products
Jack A. Hockema             Vice President, and President of
                            Kaiser Engineered Products
John T. La Duc              Vice President and Chief
                            Financial Officer
Alan G. Longmuir            Vice President, Research and
                            Development
Raymond J. Milchovich       Vice President, and President of
                            Kaiser Flat-Rolled Products
Geoffrey W. Smith           Vice President, and President of
                            Kaiser Aluminum Commodities
Kris S. Vasan               Vice President, Financial Risk
                            Management
Byron L. Wade               Vice President, Secretary and
                            Deputy General Counsel
Lawrence L. Watts           Vice President, Administration
                            and President of Kaiser Aluminum
                            International
Arthur S. Donaldson         Controller
Karen A. Twitchell          Treasurer
Robert J. Cruikshank        Director
Charles E. Hurwitz          Director and Vice Chairman
Ezra G. Levin               Director
Robert Marcus               Director
Robert J. Petris            Director

  George T. Haymaker, Jr. Mr. Haymaker, age 59, was elected to the positions of Chairman of the Board and Chief Executive Officer of KAC and the Company effective January 1, 1994, and has served as President of KAC and President of the Company since May 1996 and June 1996, respectively.
From May 1993 to December 1993, Mr. Haymaker served as President and Chief Operating Officer of KAC and the Company. Mr. Haymaker became a director of KAC in May 1993, and a director of the Company in June 1993. From 1987 to April 1993, Mr. Haymaker was a partner in a partnership which acquired, redirected and operated small- to medium-size companies in the metals industry. Since July 1987, Mr. Haymaker has been a director of Midamerica Holdings, Inc. or its predecessor, Metalmark Corporation ("Midamerica"), of which he was President from February 1992 through March 1993. Midamerica is in the business of semi-fabrication of aluminum extrusions. From May 1986 until February 1993, he also served as President of West Coast Sales Corp., which provides management and acquisition services. Mr. Haymaker also served as Chief Executive Officer and a director of Amarlite Architectural Products, Inc., a producer of architectural curtain wall and entrance products, from August 1990 to April 1992 and from April 1989 to February 1993, respectively. He was a director of American Powdered Metals Company, which is engaged in the manufacture of powdered metal components, from August 1988 to March 1993, and Hayken Metals Asia Limited, which represents manufacturers of aluminum and metal products, from January 1988 to April 1993. From 1984 to 1986, Mr. Haymaker served as Executive Vice President Aluminum Operations of Alumax Inc., responsible for all primary aluminum and semifabricating activities.

 Joseph A. Bonn.  Mr. Bonn, age 53, became Vice President,
Planning and Development of KAC and the Company, effective
March 1997. From February 1992 to March 1997 and July 1989 to March 1997, Mr. Bonn served as Vice President,
Administration of KAC and the Company, respectively.  Mr.
Bonn has served as a Vice President of the Company since
April 1987 and served as Senior Vice President-
Administration of MAXXAM from September 1991 through
December 1992.  He was also the Company's Director of
Strategic Planning from April 1987 until July 1989.  From
September 1982 to April 1987, Mr. Bonn served as General
Manager of various aluminum fabricating divisions of the Company.

  E. Bruce Butler. Mr. Butler, age 57, became Vice President and General Counsel of KAC and the Company in March 1997. Prior to becoming Vice President and General Counsel of both companies, Mr. Butler served as Assistant General Counsel Kaiser International of the Company from August 1996. Immediately prior to joining KAC and the Company, Mr. Butler practiced in the Los Angeles office of Arter & Hadden. Prior to joining Arter & Hadden, Mr. Butler served as Vice President and General Counsel of Allied Signal Aerospace Company from 1988 to 1994 and International Counsel of Allied Signal, Inc. from 1984 through 1987. From 1971 through 1984, Mr. Butler practiced with Patton, Boggs & Blow, where he became a partner in 1977 and served as the Resident Partner in the firm's London office.

  Robert E. Cole. Mr. Cole, age 50, has been a Vice President of the Company since March 1981. Since September 1990, Mr. Cole also has served as Vice President Federal Government Affairs of MAXXAM, MAXXAM Group Inc. ("MGI"), an indirect subsidiary of MAXXAM engaged in forest products operations, and The Pacific Lumber Company ("Pacific Lumber"), an indirect subsidiary of MAXXAM engaged in forest products operations. Mr. Cole is currently Chairman of the United States Auto Parts Advisory Committee established by the United States Congress.

  John E. Daniel. Mr. Daniel, age 61, has been a Vice President of the Company since January 1992, President of Kaiser Primary Aluminum Products since June 1995, and has been the General Manager of the Company's primary aluminum products business unit since November 1990. From November 1990 to January 1992, he was Divisional Vice President of the Company's primary aluminum products business unit. From December 1989 to November 1990, Mr. Daniel was Reduction Plant Manager of the Company's Tacoma, Washington plant and from July 1986 to December 1989, he was Reduction Plant Manager of the Company's formerly owned Ravenswood, West Virginia plant.

  Jack A. Hockema. Mr. Hockema, age 50, became Vice President, and President of Engineered Products, of the Company effective March 1997. From September 1996 to March 1997 Mr. Hockema served as a Vice President of the Company, President of Kaiser Extruded Products of the Company and President of Kaiser Engineered Components of the Company. He had been a consultant to the Company since September 1995, serving as acting President of Kaiser Engineered Components of the Company. Mr. Hockema was an employee of the Company from 1977 to 1982, working at the Company's Trentwood facility and serving as plant manager of its former Union City, California, can plant and as operations manager for Kaiser Extruded Products. Mr. Hockema left the Company to become Vice President and General Manager of Bohn Extruded Products, a division of Gulf+Western, and later served as Group Vice President of American Brass Specialty Products until June 1992. From June 1992 until September 1996, Mr. Hockema provided consulting and investment advisory services to individuals and companies in the metals industry.

  John T. La Duc. Mr. La Duc, age 54, has been Vice President and Chief Financial Officer of KAC since June 1989 and May 1990, respectively, and was Treasurer of KAC from August 1995 until February 1996 and from January 1993 until April 1993. He was also Treasurer of the Company from June 1995 until February 1996, and has been Chief Financial Officer of the Company since January 1990 and a Vice President of the Company since June 1989. Since September 1990, Mr. La Duc has served as Senior Vice President of MAXXAM. Mr. La Duc also serves as a Vice President and a director of MAXXAM Group Holdings Inc., a wholly owned subsidiary of MAXXAM and MGI's parent ("MGHI"), MGI, Pacific Lumber, and Pacific Lumber's subsidiary, Scotia Pacific Holding Company ("Scotia Pacific"). He previously served as Chief Financial Officer of MAXXAM and MGI from September 1990 until December 1994 and February 1995, respectively, and of Pacific Lumber from October 1990 and Scotia Pacific from November 1992 until February 1995.

  Alan G. Longmuir. Mr. Longmuir, age 56, has been Vice President Research and Development of the Company since
June 1995, and previously was Divisional Vice
President Research and Development of the Company since October 1988. Mr. Longmuir served as the Company's Director of Manufacturing Systems from January 1985 to October 1988. From September 1982 to January 1985 he acted as the Company's Manager Automated Systems and Electrical Engineering; and from January 1978 to September 1982 was the Company's Manager Metals Automation.

  Raymond J. Milchovich.  Mr. Milchovich, age 47, has been
Vice President President of Kaiser Flat-Rolled Products, of the Company since June 1995. From July 1986 to June 1995,
Mr. Milchovich served as Divisional Vice President of the
Company's Flat-Rolled Products business unit and Works
Manager of the Company's Trentwood facility in Spokane, Washington.

  Geoffrey W. Smith. Mr. Smith, age 50, has been a Vice President of the Company since January 1992, and President of Kaiser Aluminum Commodities of the Company since June
1996. From June 1995 to June 1996, Mr. Smith was President of Kaiser Alumina of the Company. From December 1994 until June 1995, Mr. Smith was General Manager of the Company's alumina business unit. Mr. Smith previously served as Co-General Manager of the Company's alumina business unit from September 1991 through December 1994. From September 1990 to January 1992, Mr. Smith was Divisional Vice President of the Company's alumina business unit. From August 1988 through August 1990, Mr. Smith was Director of Business Development for the alumina business unit, and from 1982 to August 1988, he was Operations/Technical Manager for the Company's Gramercy, Louisiana facility.

  Kris S. Vasan. Mr. Vasan, age 47, has been Vice President, Financial Risk Management, of the Company since June 1995. Mr. Vasan previously served as Treasurer of KAC from April 1993 until August 1995 and as Treasurer of the Company from April 1993 until June 1995. Prior to that, Mr. Vasan served KAC and the Company as Corporate Director of Financial Planning and Analysis from June 1990 until April 1993. From October 1987 until June 1990, he served as Associate Director of Financial Planning and Analysis.

 Byron L. Wade. Mr. Wade, age 50, has served as Vice President and Secretary of KAC and the Company since January 1992, and Deputy General Counsel of KAC and the Company since May and June 1992, respectively. Mr. Wade has also served as Vice President and Deputy General Counsel of MAXXAM since May 1990, and Secretary of MAXXAM since October 1988. He previously served as Assistant Secretary and Assistant General Counsel of MAXXAM from November 1987 to October 1988 and May 1990, respectively. In addition, Mr. Wade has served since May 1993 as a Vice President and Secretary of SHRP General Partner, Inc. ("SHRP"), the current managing general partner of Sam Houston Race Park, Ltd., a Texas limited partnership and subsidiary of MAXXAM which operates a horse racing facility in Texas ("SHRP, Ltd."). Mr. Wade has served as Vice President, Secretary and Deputy General Counsel of Pacific Lumber and Scotia Pacific since June 1990 and November 1992, respectively, and as Vice President, Secretary and Deputy General Counsel of MGHI and MGI since November 1996 and July 1990, respectively. He had previously served since

1983 as Vice President, Secretary and General Counsel of MCO
Resources, Inc., a publicly traded oil and gas company, which was majority owned by MAXXAM.

  Lawrence L. Watts. Mr. Watts, age 50, became Vice President, Administration, of the Company effective March 1997. Mr. Watts has been a Vice President of the Company since January 1992 and President of Kaiser Aluminum International of the Company since June 1995. From April 1994 until June 1995, Mr. Watts was General Manager-International Development of the Company. Mr. Watts previously served as Co-General Manager of the Company's alumina business unit from September 1991 until December 1994. From June 1989 to January 1992, Mr. Watts was Divisional Vice President, Governmental Affairs and Human Resources, for the alumina business unit, and from July 1988 to June 1989, he was Divisional Vice President, Public Relations and Governmental Relations, for the alumina business unit. From September 1984 to July 1988, Mr. Watts was Manager, Human Resources for the alumina business unit.

  Arthur S. Donaldson. Mr. Donaldson, age 54, became Controller of KAC and the Company effective February 1996. Mr. Donaldson previously served as Assistant Controller of KAC and the Company since September 1992. From January 1985 to September 1992, Mr. Donaldson was Manager of External Reporting for KAC.

  Karen A. Twitchell.  Ms. Twitchell, age 41, became
Treasurer of KAC and the Company effective February 1996.
Prior to joining KAC, Ms. Twitchell was Vice President and
Treasurer of Southdown, Inc., a Houston-based company specializing in portland and masonry cement, since April
1994 and Treasurer since 1989.

  Robert J. Cruikshank. Mr. Cruikshank, age 66, has served as a director of KAC and the Company since January 1994. In addition, he has been a director of MAXXAM since May 1993. Mr. Cruikshank was a Senior Partner in the international public accounting firm of Deloitte & Touche from December 1989 until his retirement in March 1993. Prior to its merger with Touche Ross & Co. in December 1989, Mr. Cruikshank served as Managing Partner of the Houston office of Deloitte Haskins & Sells from June 1974 until the merger, and served on such firm's board of directors from 1981 to 1985. Mr. Cruikshank also serves as a director and on the Compensation Committee of Houston Industries Incorporated, a public utility holding company with interests in electric utilities, coal and transportation businesses; a director of Texas Biotechnology Incorporated; a director of American Residential Services, Inc.; and as Advisory Director of Compass Bank Houston.

  Charles E. Hurwitz. Mr. Hurwitz, age 56, was appointed Vice Chairman of the Company in December 1994 and has served as a director of KAC and the Company since October and November 1988, respectively. Mr. Hurwitz has also served as a member of the Board of Directors and the Executive Committee of MAXXAM since August 1978 and was elected Chairman of the Board and Chief Executive Officer of MAXXAM in March 1980. Since May 1982, Mr. Hurwitz has been Chairman of the Board and Chief Executive Officer of MGI. Since January 1993, Mr. Hurwitz has also served MAXXAM and MGI as President. From May 1986 until February 1993, Mr. Hurwitz served as a director of Pacific Lumber. Mr. Hurwitz has also served as Chairman of the Board, President and Chief Executive Officer of MGHI since November 1996. Mr. Hurwitz has been, since January 1974, Chairman of the Board and Chief Executive Officer of Federated Development Company ("Federated"), a New York business trust primarily engaged in the management of real estate investments, and a principal stockholder of MAXXAM. Mr. Hurwitz has also served SHRP as a director since May 1993, Chairman of the Board since October 1995, and President from May 1993 until April 1996.

  Ezra G. Levin. Mr. Levin, age 63, has been a director of KAC since July 1991. He has been a director of the Company since November 1988, and a director of MAXXAM since May 1978. Mr. Levin also served as a director of KAC from April 1988 to May 1990, and as a director of MGI from May 1982 through December 1993. Mr. Levin is a partner in the law firm of Kramer, Levin, Naftalis & Frankel. He also serves as a director of Pacific Lumber and Scotia Pacific.

  Robert Marcus. Mr. Marcus, age 72, has been a director of KAC and the Company since September 1991. From 1987 to January 1992, Mr. Marcus was a partner in American Industrial Partners, a San Francisco and New York based firm specializing in private equity investments in industrial companies. From 1983 to 1991, Mr. Marcus was a director of Domtar Inc., a Canadian resource-based multi-business corporation. From 1982 to 1987, Mr. Marcus served as President and Chief Executive Officer of Alumax Inc., an integrated aluminum company.

  Robert J. Petris. Mr. Petris, age 71, has been a director of KAC since May 1995 and the Company since June 1995. He became Special Assistant to the International President of the United Steelworkers of America (the "USWA") in June 1995. From 1977 to 1997, Mr. Petris was a member of the International Union Executive Board and Director of District 38, where he was exposed to a wide range of issues and problems in the aluminum, steel, container and non-ferrous metals industries. Mr. Petris retired from the USWA in January 1997.

                      PRINCIPAL STOCKHOLDERS
                      ----------------------

     The following tables contain information with respect to persons known to the Company to be the beneficial owners of more than 5% of the Common Stock, the 1985 Series A Stock and the 1985 Series B Stock as of April 1, 1997.
For the purposes of these disclosures and the disclosure of ownership of shares by executive officers and directors below, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting for the securities, the power to dispose of or direct the disposition of the securities, or the right to acquire beneficial ownership within 60 days.

Ownership of Certain Beneficial Owners-Common Stock

  Name and Address of         Amount and Nature of    Percent
  Beneficial Owner            Beneficial Ownership   of Class(1)
  -------------------         --------------------   -----------

Kaiser Aluminum Corporation      46,171,365 shares     100%
5847 San Felipe, Suite 2600
Houston, Texas 77057

Ownership of Certain Beneficial Owners-Cumulative (1985 Series A)
Preference Stock

  Name and Address of         Amount and Nature of    Percent
  Beneficial Owner            Beneficial Ownership   of Class(1)
  -------------------         --------------------   -----------

Kaiser Aluminum USWA                478,733 shares      89.4%
Employee Stock Ownership Plan(2)
c/o Mellon Bank, N.A.
Pittsburgh, Pennsylvania

Ownership of Certain Beneficial Owners-Cumulative (1985 Series B)
Preference Stock

  Name and Address of         Amount and Nature of    Percent
  Beneficial Owner            Beneficial Ownership   of Class(1)
  -------------------         --------------------   -----------

Kaiser Aluminum Salaried             35,351 shares      51.6%
Employee Stock Ownership Plan(2)
c/o Mellon Bank, N.A.
Pittsburgh, Pennsylvania

----------------------

(1) The "Percent of Class" is computed using the shares outstanding on April 1, 1997.
(2) Individual participants in such plan may direct such plan's Trustee how to vote their shares; undirected shares are voted by the Trustee in the same proportion as shares voted upon participant direction.

Ownership of Management-Cumulative (1985 Series B) Preference
Stock

  Name and Address of         Amount and Nature of     Percent
  Beneficial Owner            Beneficial Ownership    of Class(1)
  -------------------         --------------------    -----------

All directors and executive        47.6208 shares          *
officers of the Company as
a group (20 persons)

-------------------------

*    Less than 1%.
(1) The "Percent of Class" is computed using the shares outstanding on April 1, 1997.

Ownership of Parent of the Company
----------------------------------

     As of April 1, 1997, MAXXAM owned, directly and indirectly, approximately 62% of the issued and outstanding capital stock of KAC, assuming conversion of each outstanding share of PRIDES into one share of KAC Common Stock. The following table sets forth, as of April 1, 1997, the beneficial ownership of the Common Stock and Class A $.05 Non-Cumulative Participating Convertible Preferred Stock ("Class A Preferred Stock") of MAXXAM by the directors of the Company, and by the directors and executive officers of the Company as a group:

                                                                           % of
                                                                         Combined
Name of                                                                   Voting
Beneficial Owner     Title of Class        # of Shares(1)    % of Class  Power(2)
----------------     --------------        --------------    ----------  ---------
Charles E. Hurwitz   Common Stock          2,733,542(3)(4)(5)   31.4        61.4
                     Class A Preferred Stock 684,941(6)(7)      99.1
Ezra G. Levin        Common Stock              1,600(4)(5)(8)      *           *
Robert J. Cruikshank Common Stock              1,600(8)            *           *
All directors and    Common Stock          2,742,208(3)(4)(9)   31.5
executive officers                                                          61.4
of the Company       Class A Preferred Stock 684,941(6)(7)      99.1
as a group
(20 persons)


-------------------
*        Less than 1%.
(1) Unless otherwise indicated, beneficial owners have sole voting and investment power with respect to the shares listed. Includes the number of shares (i) such persons would have received on April 1, 1997, if any, for their exercisable SARs (excluding SARs payable in cash only) exercisable within 60 days of such date if such rights had been paid solely in shares of MAXXAM common stock, and (ii) of MAXXAM common stock credited to such person's stock fund account under MAXXAM's 401(k) savings plan as of February 28, 1997.
(2) MAXXAM Class A Preferred Stock is generally entitled to ten votes per share.
(3) Includes 1,669,451 shares of MAXXAM common stock owned by Federated Development Inc., a wholly owned subsidiary of Federated ("FDI"), as to which Mr. Hurwitz indirectly possesses voting and investment power. Mr. Hurwitz serves as a trustee of Federated, and together with members of his immediate family and trusts for the benefit thereof, owns all of the voting shares of Federated. Also includes (a) 20,892 shares of MAXXAM common stock separately owned by Mr. Hurwitz's spouse and as to which Mr. Hurwitz disclaims beneficial ownership, (b) 46,500 shares of MAXXAM common stock owned by a limited partnership controlled by Mr. Hurwitz and his spouse, 23,250 of which shares were separately owned by Mr. Hurwitz's spouse prior to their transfer to such limited partnership and as to which Mr. Hurwitz disclaims beneficial ownership, (c) 119,832 shares of MAXXAM common stock owned by the 1992 Hurwitz Investment Partnership, L.P., of which 59,916 shares are owned by Mr. Hurwitz's spouse as separate property and as to which Mr. Hurwitz disclaims beneficial ownership, (d) 805,692 shares of MAXXAM common stock held directly by Mr. Hurwitz, and
         (e) 71,175 shares of MAXXAM common stock that FDI may acquire in exchange for 7% Cumulative Exchangeable Preferred Stock of MCO Properties Inc., a wholly owned subsidiary of MAXXAM.
(4) In addition, FDI, Federated, Messrs. Hurwitz and Levin, and Mr. James H. Paulin, Jr., Secretary and Treasurer of Federated, may be deemed a "group" (the "Stockholder Group") within the meaning of Section 13(d) of the Exchange Act. As of April 1, 1997, in the aggregate, the Stockholder Group beneficially owned 2,735,494 shares of MAXXAM common stock and 685,074 shares of Class A Preferred Stock, aggregating approximately 61.4% of the total voting power of MAXXAM. By reason of the foregoing and their relationship with the members of the Stockholder Group, Messrs. Hurwitz and Levin may be deemed to possess shared voting and investment power with respect to the shares held by the Stockholder Group.
(5) Does not include shares owned by other members of the Stockholder Group.
(6) Includes 661,377 shares owned by FDI and 1,064 shares owned directly.
(7) Includes options exercisable within 60 days of April 1, 1997, to acquire 22,500 shares of Class A Preferred Stock.
(8) Includes options exercisable within 60 days of April 1, 1997, to purchase 600 shares of MAXXAM common stock.
(9) Includes (i) options exercisable within 60 days of April 1, 1997, to acquire 1,200 shares of MAXXAM common stock, and 4,577 shares of MAXXAM common stock, which is the number of shares Mr. Wade would have received on April 1, 1997, for SARs exercisable within 60 days of such date on 13,000 shares of MAXXAM common stock, if such SARs had been paid solely in shares of such common stock.

     As of April 1, 1997, 27,938,250 shares of KAC's Common
Stock owned by MGHI, a wholly owned subsidiary of MAXXAM, were pledged as security for two debt issues of MGI consisting of $100.0 million aggregate principal amount of 11-1/4% Senior Secured Notes due 2003 and $125.7 million aggregate principal amount of 12-1/4% Senior Discount Notes due 2003.


                   EXECUTIVE COMPENSATION
                   -----------------------

Summary Compensation Table
--------------------------

     The following table sets forth compensation information, cash and non-cash, for each of the Company's last three completed fiscal years with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company (collectively referred to as the "named executive officers") for the fiscal year ended December 31, 1996:



                                                             Long-Term Compensation
                                                             -----------------------
                               Annual Compensation           Awards           Payouts
                              ------------ -------           ------           -------
       (a)            (b)     (c)     (d)      (e)         (f)        (g)      (h)       (i)
                                              Other     Restricted                    All Other
                                              Annual      Stock     Options/   LTIP    Compensa-
     Name and               Salary   Bonus  Compensation  Awards(s)   SARs   Payouts     ion
Principal Position    Year   ($)      ($)     ($)(1)       ($)        (#)      ($)       ($)
------------------    ----  ------   -----  ------------ ---------- -------- -------  ----------

George T. Haymaker,    1996  487,000   71,638    ---        -0-        -0-      -0-      9,740(3)
Jr.,                   1995  465,000  225,000    ---        -0-        -0-      -0-     23,250(3)
Chairman, President    1994  450,000  100,000    ---        -0-     26,700      -0-      2,079(4)
and Chief Executive
Officer

John T. La Duc,        1996  260,000   83,200(5) ---        -0-        -0-      -0-(2)   5,200(3)
Vice President and     1995  248,333  130,000(5) ---        -0-        -0-      -0-     12,417(3)
Chief Financial        1994  240,000  103,000(5) ---        -0-      9,200      -0-      4,800(3)
Officer

Geoffrey W. Smith,     1996  246,250   38,000    ---        -0-(6)     -0-      -0-(2)  33,550(3)(4)
Vice President         1995  211,171   84,000    ---        -0-        -0-      -0-     10,559(3)
and President of       1994  175,004   26,000    ---    500,000(7)   7,100      -0-      3,500(3)
Kaiser Aluminum
Commodities

Lawrence L. Watts,     1996  234,000   37,000    ---        -0-(6)    -0-       -0-(2)  24,180(3)(4)
Vice President         1995  211,171  105,000    ---        -0-       -0-       -0-     10,559(3)
Administration,        1994  172,004   26,000    ---    500,000(7)   7,100      -0-      3,440(3)
and President of
Kaiser Aluminum
International

Raymond J. Milchovich, 1996  223,750   42,700    ---        -0-        -0-      -0-(2)  77,158(3)(4)
Vice President, and    1995  183,000   70,000    ---        -0-        -0-      -0-      9,150(3)
President of Kaiser    1994  145,500   21,000    ---        -0-      7,200      -0-      2,910(3)
Flat-Rolled Products


--------------------
(1) Excludes perquisites and other personal benefits because the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.
(2) In 1995, the Company implemented an unfunded incentive compensation program more fully described in the Report of the Compensation Committees on Executive
         Compensation contained in this Proxy Statement. The long-term component of the program provides incentive compensation based on performance against goals over rolling three-year periods. Payments under the long-term component of the program are made 57% in shares of KAC Common Stock and 43% in cash and are paid in two installments, the first installment during the year following the end of the three-year period and the second installment during the second year following the end of the three-year period. In each case, such payments are conditioned on the continued employment of the participant. As a result, if a participant voluntarily terminates his or her employment for any reason other than death, disability or retirement prior to the beginning of the fiscal year the payment is to be made, any unmade payments are forfeited. The total awards for the 1994-1996 period for Messrs. Haymaker, La Duc, Smith, Watts and

         Milchovich were $230,000, $84,000, $129,600, $112,000
         and $40,280, respectively. The first installment was paid in March 1997.
(3) Includes contributions by the Company of $5,200, $12,417, and $4,800 for Mr. La Duc; $4,925, $10,559 and
         $3,500 for Mr. Smith;  $4,680, $10,559 and $3,440 for
         Mr. Watts; and $4,475, $9,150 and $2,910 for Mr.
         Milchovich, under the Kaiser Savings Plan (as defined below) for 1996, 1995 and 1994, respectively, and $9,740 and $23,250, for 1996 and 1995, respectively, for Mr. Haymaker.
(4) Includes moving-related items of $28,625 for Mr. Smith, $19,500 for Mr. Watts, and $72,683 for Mr. Milchovich in 1996; and $2,079 for Mr. Haymaker in 1994.
(5) Includes $50,000 (to be paid over a two-year period), $50,000 (to be paid over a two-year period), and $75,000 (to be paid over a three-year period), awarded for 1996, 1995 and 1994, respectively, for which the Company will be reimbursed by MAXXAM.
(6) As of December 31, 1996, Messrs. Smith and Watts each owned 25,642 shares of restricted KAC Common Stock valued at approximately $298,088 based on the closing market price of $11.625. Restrictions on such shares were lifted on January 2, 1997. No other named executive officer held restricted stock of the Company at fiscal year end 1996.
(7) Amount reflects value of 51,282 shares of KAC Common Stock issued on May 24, 1994, based on the closing price of $9.75 per share on the date issued. Restrictions were lifted on 12,820 of such shares on each of May 24, 1995, and May 24, 1996. When issued, the restrictions on 12,821 of the remaining shares were scheduled to be lifted on each of May 24, 1997, and May 24, 1998. However, the restrictions were lifted on January 2, 1997.

Option/SAR Grants
-----------------

     No options to purchase common stock of the Company or SARs were granted by the Company or by KAC with respect to KAC Common Stock or SARs in fiscal year 1996.

Option/SAR Exercises and Fiscal Year End Value Table
----------------------------------------------------

     The table below provides information on an aggregated basis concerning each exercise of stock options (or tandem
SARs) and freestanding SARs of KAC, unless otherwise indicated, during the fiscal year ended December 31, 1996 by each of the named executive officers, and the 1996 fiscal year-end value of unexercised options and SARs.




      (a)                (b)            (c)              (d)                 (e)
                                                     Number of
                                                     Unexercised      Value of Unexercised
                                                     Options/SARs     in-the-Money Options/SARs
                                                     at Year End (#)     at Fiscal Year-End ($)
                                                     ---------------  -------------------------
                       Shares
                      Acquired on  Value
     Name              Exercise    Realized
                        (#)         ($)     Exercisable Unexercisable Exercisable Unexercisable
--------------------- ------------ -------- ------------ ------------ ----------- -------------
George T. Haymaker, Jr.    -           -       33,350      53,350       87,500(2)    175,000(2)
John T. La Duc             -           -        4,600       4,600            -(2)          -(2)
                           -           -        8,000(3)    2,000(3)   157,000(3)     39,250(3)
Geoffrey W. Smith          -           -        7,930      12,310       19,163(2)     38,325(2)
Lawrence L. Watts          -           -        7,770      11,990       18,463(2)     36,925(2)
Raymond J. Milchovich      -           -        3,600       3,600            -(2)          -(2)

--------------------
(1) If no shares received, the number reflected, if any, represents the number of securities with respect to which options/SARs were exercised.
(2) Valued at $11.625, the closing price of the KAC Common
    Stock on December 31, 1996, less exercise price. If the exercise price is equal to or higher than the closing price, no value is shown.
(3) Represents SARs relating to MAXXAM's common stock.
    Valued at $47.625, the closing price of MAXXAM's common stock on December 31, 1996, less exercise price.

     Except as set forth below, the SARs relating to MAXXAM common stock set forth in the above table for Mr. La Duc were granted under MAXXAM's 1984 Phantom Share Plan (the "MAXXAM Phantom Plan"). All of Mr. La Duc's SARs under the MAXXAM Phantom Plan are exercisable for cash only. All such SARs under the MAXXAM Phantom Plan vest with respect to 20% on the first anniversary date of the grant and an additional 20% on each anniversary date thereafter until fully vested.

Defined Benefit Plans

 Kaiser Retirement Plan

     The Company maintains a qualified, defined-benefit retirement plan (the "Kaiser Retirement Plan") for salaried employees of the Company and co-sponsoring subsidiaries who meet certain eligibility requirements. The table below shows estimated annual retirement benefits payable under the terms of the Kaiser Retirement Plan to participants with the indicated years of credited service. These benefits are reflected without reduction for the limitations imposed by the Code on qualified plans and before adjustment for the Social Security offset, thereby reflecting aggregate benefits to be received, subject to Social Security offsets, under the Kaiser Retirement Plan and the Kaiser Supplemental Benefits Plan (as defined below).



      Annual                         Years of Service
                  --------------------------------------------------
   Remuneration     15         20         25         30        35
   ------------   --------------------------------------------------
  $  150,000      33,750     45,000     56,250     67,500     78,750
     200,000      45,000     60,000     75,000     90,000    105,000
     250,000      56,250     75,000     93,750    112,500    131,250
     350,000      78,750    105,000    131,250    157,500    183,750
     450,000     101,250    135,000    168,750    202,500    236,250
     550,000     123,750    165,000    206,250    247,500    288,750
     650,000     146,250    195,000    243,750    292,500    341,250
     750,000     168,750    225,000    281,250    337,500    393,750
     850,000     191,250    255,000    318,750    382,500    446,250


The estimated annual retirement benefits shown are based upon the assumptions that current Kaiser Retirement Plan and Kaiser Supplemental Benefits Plan provisions remain in effect, that the participant retires at age 65, and that the retiree receives payments based on a straight-life annuity for his lifetime. Messrs. Haymaker, La Duc, Smith, Watts and Milchovich had 3.7, 27.3, 22.5, 21.0 and 16.6 years of credited service, respectively, on December 31, 1996. Monthly retirement benefits, except for certain minimum benefits, are determined by multiplying years of credited service (not in excess of 40) by the difference between 1.50% of average monthly compensation for the highest base period (of 36, 48 or 60 consecutive months, depending upon compensation level) in the last 10 years of employment and 1.25% of monthly primary Social Security benefits. Pension compensation covered by the Kaiser Retirement Plan and the Kaiser Supplemental Benefits Plan consists of salary and bonus amounts set forth in the Summary Compensation Table (column (c) plus column (d) thereof).

     Participants are entitled to retire and receive pension benefits, unreduced for age, upon reaching age 62 or after 30 years of credited service. Full early pension benefits (without adjustment for Social Security offset prior to age
62) are payable to participants who are at least 55 years of age and have completed 10 or more years of pension service (or whose age and years of pension service total 70) and who have been terminated by the Company or an affiliate for reasons of job elimination or partial disability. Participants electing to retire prior to age 62 who are at least 55 years of age and who have completed 10 or more years of pension service (or whose age and years of pension service total at least 70) may receive pension benefits, unreduced for age, payable at age 62 or reduced benefits payable earlier. Participants who terminate their employment after five years or more of pension service, or after age 55 but prior to age 62, are entitled to pension benefits, unreduced for age, commencing at age 62 or, if they have completed 10 or more years of pension service, actuarially reduced benefits payable earlier. For participants with five or more years of pension service or who have reached age 55 and who die, the Kaiser Retirement Plan provides a pension to their eligible surviving spouses. Upon retirement, participants may elect among several payment alternatives including, for most types of retirement, a lump-sum payment.

 Kaiser Supplemental Benefits Plan

     The Company maintains an unfunded, non-qualified Supplemental Benefits Plan (the "Kaiser Supplemental Benefits Plan"), the purpose of which is to restore benefits which would otherwise be paid from the Kaiser Retirement Plan or the Supplemental Savings and Retirement Plan, a qualified Section 401(k) plan (the "Kaiser Savings Plan"), were it not for the Section 401(a)(17) and Section 415 limitations imposed by the Code. Participation in the Kaiser Supplemental Benefits Plan includes all employees of the Company and its subsidiaries whose benefits under the Kaiser Retirement Plan and Kaiser Savings Plan are likely to be affected by such limitations imposed by the Code. Eligible participants are entitled to receive the equivalent of the Kaiser Retirement Plan and Kaiser Savings Plan benefits which they may be prevented from receiving under those plans because of such Code limitations.

 Kaiser Termination Payment Policy

     Most full-time salaried employees of the Company are eligible for benefits under an unfunded termination policy if their employment is involuntarily terminated, subject to a number of exclusions. The policy provides for lump-sum payments after termination ranging from one-half month's salary for less than one year of service graduating to eight months' salary for 30 or more years of service. The amounts payable to Messrs. La Duc, Smith, Watts and Milchovich under the policy if they had been involuntarily terminated on December 31, 1996, would have been $151,667, $148,750,
$117,000 and $102,083, respectively.

Employment Contracts and Termination of Employment and
------------------------------------------------------
Change-in-Control Arrangements
------------------------------

     On April 1, 1993, the Company and KAC entered into a five-year employment agreement with Mr. George T. Haymaker, Jr., pursuant to which Mr. Haymaker currently serves as Chairman, President and Chief Executive Officer of the Company and KAC. Mr. Haymaker's agreement provided for a base salary of $450,000 per annum and a bonus target of 50% of his salary which began fiscal year 1994. Mr. Haymaker's base salary is subject to review and possible change on an annual basis but cannot be reduced below $450,000 without his consent. In 1995, Mr. Haymaker's agreement was amended to increase his base salary to $465,000 and increase his bonus targets in a manner consistent with the Executive Program described below in the Report of the Compensation Committees on Executive Compensation. In 1996, Mr. Haymaker's base salary was increased to $487,000. Pursuant to his agreement, Mr. Haymaker received an initial award under the 1993 Omnibus Plan upon its approval by stockholders of options to purchase up to 100,000 shares of KAC Common Stock at its fair market value on the date of the award. Such options vest 20% per year for a period of five years.

     In the event of a change of control of the Company or KAC which within one year thereafter adversely affects Mr. Haymaker's title, position, duties, responsibilities or compensation, Mr. Haymaker's employment agreement provides that he may elect to be deemed terminated without cause, and therefore, entitled to a severance payment in an amount equal to two times his base annual salary reduced by any payment made as discussed under "Defined Benefit
Plans Kaiser Termination Payment Policy" above.
Additionally, in the event of such termination, Mr.
Haymaker's options for 100,000 shares of KAC Common Stock will fully vest.

     Mr. Haymaker's employment agreement further provides that he vests 20% per year in an unfunded non-qualified supplemental benefit, payable at retirement after age 62, equal to a benefit determined as if his Kaiser Retirement
Plan pension were based on his aggregate service with the Company and a prior employer (25 years), less his pension from that prior employer and any retirement benefits from the Company.

            REPORT OF THE COMPENSATION COMMITTEES
                             ON
                   EXECUTIVE COMPENSATION

     Effective June 5, 1996, the Board replaced the Company's Compensation Committee with the Compensation Policy
Committee and the Section 162(m) Compensation Committee.
The Compensation Policy Committee administers and establishes the Company's overall compensation policies, except to the extent that such authority has been delegated by the Board to the Section 162(m) Compensation Committee. The Section 162(m) Compensation Committee administers and approves amendments to the Company's plans or programs which are intended to comply with the provisions of Section
162(m), and also establishes the criteria to be used in determining awards to be made pursuant to those plans or programs. Messrs. Marcus (Chairman) and Cruikshank currently serve as members of the Section 162(m)
Compensation Committee and for purposes of Section 162(m) are qualifying directors. Each committee reports to the full Board of Directors. During 1996, the members who served on each of these committees also served on the
Section 162(m) Committee and the Compensation Policy Committee (these committees are hereinafter collectively referred to in this report as the "Committees") of the Company. Although certain plans or programs in which executive officers of the Company participate are jointly sponsored by the Company and KAC, executive officers of the Company are directly employed and compensated by the Company. References to the "Company" made in the remainder of this report are deemed to include KAC as well as the Company.

Executive Compensation
----------------------

     Compensation Philosophy. The Company's philosophy is that compensation of its executives, managers and key employees should be related as closely as possible to the ability of the Company as a whole, and the area of direct responsibility of each executive, manager and key employee, to create economic value. Only when earnings and cash flow exceed the amount necessary to provide a positive rate of return on the debt and equity capital invested in the Company and new or added economic value is created can Company shareholders and management share in increased economic rewards.

     Incentive emphasis. Management's incentive to create added economic value should be to share in that added value through additional compensation. To attract and retain talented individuals, the Company provides the opportunity to earn total compensation that is not only competitive with, but potentially superior to, that available from employers with whom the Company and its businesses compete.

Total Compensation System
-------------------------

     Compensation components. Total compensation for Company executives is made up of a combination of base salary, short and long-term incentive targets, employee benefits and executive perquisites. Base salary is designed to fall approximately within the 45th to 50th percentile of the market described below, while the incentive component, when added to base salary, allows executives and other participants in the Company's incentive programs to earn less, the same or more than the total compensation opportunity offered by competing employers. The Company's compensation for executives also includes other benefits and perquisites which generally fall within the 50th percentile of its comparative market.

     Incentive Compensation. The Incentive Programs reflect the Company's compensation philosophy by (i) providing annual incentives based on yearly performance, and long-term incentives based on three-year performance; (ii) structuring a major portion of each participant's total compensation to be at-risk and performance-based; (iii) providing incentive toward the achievement of excellent safety practices; and
(iv) promoting individual and group contributions that add value to the Company. The Incentive Programs also reward aggressive and accurate planning. This component is rooted in the belief that economic value results that are planned and controlled by management should be rewarded more positively than those that occur because of unplanned and uncontrolled activity.

     Methodology of Incentive Programs. Target incentives under each Incentive Program are set at the beginning of each annual or three-year long-term performance period. The target incentives are established based on a combination of market survey data, internal force-ranking and assessment of position responsibilities. During 1996, the annual and long-term awards were based on return on assets employed in the business, plus achievement of goals or financial accomplishments not reflected in the return on assets of the Company or its business units. Each year, the Committees approve performance goals for the Company and for each business unit for each one year and three-year period.

     Annual incentive payments under the Incentive Programs are made in cash and long-term incentive payments are made
43% in cash and 57% in shares of KAC Common Stock and are paid in two installments, the first installment during the year following the end of the three-year period and the second installment during the second year following the end of the three-year period. In each case, such payments are generally conditioned on the continued employment of the participant. Any stock-related awards granted pursuant to the Incentive Programs are issued under the 1993 Omnibus
Plan.

     Executive Program. During 1996, the participants in the Executive Program were limited to Messrs. Haymaker, La Duc and Bonn. Effective January 1, 1997, Messrs. Milchovich, Smith and Watts were added as participants in the Executive Program. The Executive Program is administered by the
Section 162(m) Compensation Committee. When incentive awards are determined at the end of each performance period, an additional 30% of incentive targets based on achievement of goals or other accomplishments not reflected in the return on assets, is added to the incentive payment amount. While the Section 162(m) Compensation Committee cannot increase the incentive payment, it may decrease the incentive payment by 1% to 60% of the target incentive.

     Employee Program. During 1996, the participants in the Employee Program included the Company's executive officers (other than Messrs. Haymaker, La Duc and Bonn), managers and other key employees of the Company. The Employee Program is directed by the Compensation Policy Committee and administered by the Company's corporate human resources department.

Base Salaries
-------------

     The Company has set a goal of achieving profit improvements and significant cost reductions during 1997, with the full effect to be realized in 1998. As part of its plan to achieve this goal, the Committee determined that, in general, 1997 base salaries for executive officers, including Mr. Haymaker, should be maintained at the 1996 level. However, incentive targets for 1997 were increased to place additional emphasis on achieving desired performance levels.

1993 Omnibus Plan
-----------------

     The 1993 Omnibus Plan is utilized to provide those persons who have substantial responsibility for management and growth of the Company with an opportunity to increase their ownership of KAC Common Stock, stock options or related types of benefits. No grants were made under the 1993 Omnibus Plan in 1996. However, in March 1997, shares of KAC Common Stock were issued from the 1993 Omnibus Plan as partial payment of the first installment of awards for the 1994 - 1996 performance period of the long-term component of the Incentive Programs.

Employment Agreements
---------------------

     From time to time and for various reasons, management and the Board of Directors has deemed it appropriate to enter into specific employment agreements with certain executive officers. Such agreements may relate, for example, to the further retention of the officer or a commitment by the officer to relocate to another location. Where such agreements are made, they are negotiated by the Company's General Counsel, or his designee under the supervision of the Compensation Policy Committee and reviewed and approved by the Board of Directors or the Compensation Policy Committee. In making its compensation decisions, and in supervising the negotiations and approving such employment agreements, the Compensation Policy Committee is mindful of the Company's overall corporate objectives and its compensation objectives described above as well as the circumstances making the employment agreement an appropriate compensation mechanism. Such employment agreements generally range in term from one to five years. During
1996, Mr. Haymaker was employed under an employment agreement as discussed under the heading "Employment
Contracts and Termination of Employment and Change-in-
Control Arrangements."

Compensation of the CEO and Other Executives for the Last
---------------------------------------------------------
Completed Fiscal Year
---------------------

    Mr. Haymaker served as the Chairman of the Board and Chief Executive Officer of the Company for all of 1996 and has also served as President of the Company since May 1996. Mr. Haymaker is employed pursuant to a written employment agreement which is described above under "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." As amended, Mr. Haymaker's employment agreement provides for an annual base salary of $465,000 and for his salary to be reviewed and possibly changed on an annual basis, provided however, that his base salary cannot be reduced to less than $450,000 without Mr. Haymaker's consent. In 1996, Mr. Haymaker's base salary was increased to $487,000 in accordance with the foregoing. In addition, Mr. Haymaker's employment agreement contains target incentives which are consistent with the goals and objectives of the Company's total compensation system as described above.

     In recognition of the Company's overall performance relative to the 1996 performance goals, the annual payment earned by Mr. Haymaker in 1996 under the Executive Program was $71,638 or approximately 29% of the targeted amount.
Similarly, the annual payments earned in 1996 under the Incentive Programs by the remaining executive officers eligible to participate in the Incentive Programs during 1996 were approximately 37% of the aggregate targeted amount.

Compensation by MAXXAM
----------------------

     Certain of the Company's executive officers were compensated during 1996 principally by MAXXAM, the Company's parent corporation, which establishes salaries and other elements of compensation for such executive officers. Where an executive officer of both the Company and MAXXAM is compensated by the Company, or where an executive officer of both the Company and MAXXAM is compensated by MAXXAM, the respective corporations make intercompany allocations of the costs of employment of the executive officer based on allocation of that executive officer's time as expended among the Company, MAXXAM or their respective subsidiaries. Such allocations are described under "Certain Transactions" below.

Compliance with Section 162(m)
------------------------------

     Section 162(m) generally disallows a tax deduction to public companies for compensation over $1 million paid to the CEO and four other most highly compensated executive officers of such corporations. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Executive Program and the 1993 Omnibus Plan, each of which has been approved by the stockholders of the Company, are performance based and designed to enable compliance with Section 162(m) and the regulations thereunder. The executive officers eligible to participate in the Executive Program are the only executive officers of the Company to which the deduction limitation is likely to apply and the Section 162(m) Compensation Committee believes that awards thereunder should be tax deductible.

Section 162(m) Compensation   Compensation Policy Committee
Committee of the Board of     Of the Board of Directors
Directors


Robert J. Cruikshank          Robert J. Cruikshank
Robert Marcus, Chairman       Ezra G. Levin, Chairman
                              Robert Marcus

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     No member of the Compensation Committee, Compensation Policy Committee or the Section 162(m) Compensation Committee was, during the 1996 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or, other than Messrs. Levin and Marcus, had any relationships requiring disclosure by the Company under
Item 404 of Regulation S-K. Mr. Levin served on the Company's Compensation Committee, Compensation Policy Committee and Board of Directors during 1996 and is also a partner in the law firm of Kramer, Levin, Naftalis & Frankel, which provided legal services for the Company and its subsidiaries during 1996. Mr. Marcus served on the Company's Compensation Committee, Compensation Policy Committee, Section 162(m) Compensation Committee, Special Committee and Board of Directors during 1996 and also performed extraordinary services in his capacity as a Director of the Company when requested to travel to China to review the Company's activities there.

     During the Company's 1996 fiscal year, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee, Compensation Policy Committee or Section 162(m) Compensation Committee of the Company, (ii) a director of another entity, one of whose executive officers served on any of such committees, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

                    CERTAIN TRANSACTIONS
                    ---------------------

     For certain periods through June 30, 1993, the Company and its subsidiaries (including KAC) were included in the consolidated Federal income tax returns filed by MAXXAM. Payments to MAXXAM or refunds from MAXXAM may still be required by or payable to the Company or KAC under the tax allocation agreements that governed those periods due to the final resolution of audits, amended returns and related matters with respect to such periods. The Company's and KAC's credit agreement dated as of February 15, 1994, as amended (the "Credit Agreement"), prohibits any cash payments by the Company to MAXXAM pursuant to the relevant tax allocation agreement after February 15, 1994; however, MAXXAM may offset amounts owing to it against amounts owed by it under the relevant tax allocation agreement, and the Company may make certain cash payments to MAXXAM that are required as a result of audits of MAXXAM's tax returns and only to the extent of any amounts paid after February 15, 1994 by MAXXAM to the Company under the relevant tax allocation agreement. While the Company and KAC are severally liable for the MAXXAM tax group's Federal income tax liability for all of 1993 and applicable prior periods, pursuant to the relevant tax allocation agreements, MAXXAM indemnifies the Company and KAC to the extent the tax liability exceeds amounts payable by them under such agreements.

     The Company and MAXXAM have an arrangement pursuant to which they reimburse each other for certain allocable costs associated with the performance of services by their respective employees. The Company paid a total of approximately $3.8 million to MAXXAM pursuant to such arrangements and MAXXAM paid approximately $2.9 million to the Company pursuant to such arrangements in respect of 1996. Generally, the Company and MAXXAM endeavor to minimize the need for reimbursement by ensuring that employees are employed by the entity to which the majority of their services are rendered.

     Mr. Levin, a director of the Company and KAC, is a partner in the law firm of Kramer, Levin, Naftalis & Frankel, which provides legal services for the Company and its subsidiaries. In addition, in 1996, Mr. Marcus, who is also a director of the Company and KAC, received fees in the amount of $13,500 for extraordinary services performed in such capacity when requested to travel to China to review the Company's activities there.

     On April 17, 1995, SHRP, Ltd. and two affiliated entities, SHRP Acquisition, Inc. and SHRP Capital Corp., filed voluntary corporate petitions under Chapter 11 of the United States Bankruptcy Code. Their bankruptcy plan has since been confirmed and the transactions contemplated by the bankruptcy reorganization plan were consummated on October 6, 1995. Since July 1993, Mr. Wade has served as a director, Vice President and Secretary of SHRP, Inc., SHRP, Ltd.'s sole general partner prior to SHRP, Ltd.'s bankruptcy reorganization, and of SHRP Capital Corp., a subsidiary of SHRP, Ltd. Also, Mr. Hurwitz has served as a director and Chairman of the Board of SHRP, Inc., and as a director, Chairman of the Board and President of SHRP Capital Corp.


      COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based solely upon a review of the copies of the Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from certain reporting persons that no Forms 5 were required, the Company believes that all filing requirements were complied with which were applicable to its officers, directors and greater than ten percent beneficial owners except as to Messrs. Smith and Milchovich. Form 4 filings with respect to a sale of 20 shares of such 1985 Series B Stock by each of Messrs. Smith and Milchovich were not made on a timely basis. In January 1997, those sales were reported in Form 4 filings for each of Messrs. Smith and Milchovich.

                        OTHER MATTERS
                        -------------


Independent Public Accountants
------------------------------

     The Company has appointed Arthur Andersen LLP as its independent public accountants through the conclusion of the audit with respect to the Company's 1996 fiscal year. Representatives of Arthur Andersen LLP plan to attend the Annual Meeting and will be available to answer appropriate questions. Such representatives will also have an opportunity to make a statement at the meeting, if they so desire.

Stockholder Proposals for the 1998 Annual Meeting of
----------------------------------------------------
Stockholders
------------

     Proposals intended to be presented at the 1998 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Exchange Act must be received by December 30, 1997, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. Any stockholder proposals must be sent to the Company's Secretary at the Company's offices at 5847 San Felipe, Suite 2600, Houston,
Texas 77057.

Other Matters
-------------

     The cost of mailing and soliciting proxies in connection with the Annual Meeting will be borne by the Company. The Company will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals. Proxies may be solicited by directors, officers and employees of the Company without special remuneration. The Company has retained Corporate Investor Communications, Inc. to assist in the distribution and solicitation of proxies at an estimated cost of approximately $2,500 (including expenses). In addition to the use of mails, proxies may be solicited by personal interviews, facsimile, telephone or telegraph.

     The persons designated to vote shares covered by management proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management knows of no matters which will be presented for action at the meeting other than as referred to in this Proxy Statement.

                         By Order of the Board of Directors



                         BYRON L. WADE
                         Secretary

April 30, 1997
Houston, Texas

  DIRECTION BY PARTICIPANT TO TRUSTEE OF KAISER ALUMINUM
   USWA EMPLOYEE STOCK OWNERSHIP PLAN (USWA STOCK PLAN)
   PROXY FOR CUMULATIVE (1985 SERIES A) PREFERENCE STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

     The undersigned hereby directs the Trustee of the USWA Stock Plan to vote all the shares (in person or by proxy) allocated to the undersigned's account as of April 30, 1997, at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof. The Trustee or its proxy, acting at the meeting, may exercise all powers hereby conferred.

     THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED ON THE REVERSE SIDE. IF THIS CARD IS RETURNED AND NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND "FOR" THE APPROVAL OF THE KAISER 1997 OMNIBUS STOCK INCENTIVE PLAN. THE TRUSTEE WILL KEEP ALL VOTES CONFIDENTIAL AND WILL VOTE SHARES AS TO WHICH NO VOTING INSTRUCTION CARDS ARE RECEIVED IN THE SAME PROPORTIONS AS THE SHARES TO WHICH VOTING INSTRUCTION CARDS ARE RECEIVED ARE VOTED.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE BY WEDNESDAY, MAY 28, 1997.
                     (SEE REVERSE SIDE)
------------------------------------------------------------
                    FOLD AND DETACH HERE
May 5, 1997

To:  Participants in Kaiser Aluminum USWA Employee Stock
     Ownership Plan (USWA Plan)

As a participant in the USWA Plan, you have an interest in the forthcoming Annual Meeting of Stockholders of Kaiser
Aluminum & Chemical Corporation ("Kaiser Aluminum") to be held on June 4, 1997. Each participant is entitled to direct the USWA Plan Trustee how to vote the shares of Kaiser Aluminum's Cumulative (1985 Series A) Preference
Stock credited to his or her account as of April 30, 1997.
Shares credited to your account, which you are entitled to vote, are shown on this voting direction card.

The items to be voted on at this year's Annual Meeting are the election of Directors and the approval of the Kaiser
1997 Omnibus Stock Incentive Plan. If you wish to instruct the Trustee how to vote on these items, you may use this card.

If the Trustee does not receive a signed direction card from you before 5:00 p.m. Eastern Daylight Time on May 28, 1997, the Trustee or its proxy will vote the shares in your account in the same manner proportionally as it votes the other shares for which timely voting instructions are received.

For you information, enclosed are Kaiser Aluminum's Notice of Annual Meeting of Stockholders and Proxy Statement and its 1996 Annual Report on Form 10-K to the Securities and
Exchange Commission. Please return your card in the enclosed postage-paid envelope before 5:00 p.m. Eastern
Daylight Time on May 28, 1997. Individual voting instructions received by the Trustee will be held in complete confidence.

Your participation in this vote is encouraged.

Frank Russell Trust Company as Trustee of
Kaiser Aluminum USWA
Employee Stock Ownership Plan

Enclosures

THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED
BELOW.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /               /  /


2.  Approval of the Kaiser 1997 Omnibus Stock Incentive
    Plan.


    FOR      AGAINST      ABSTAIN

   /  /       /  /         /  /

3. In their discretion, the Trustee or its proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

  DIRECTION BY PARTICIPANT TO TRUSTEE OF KAISER ALUMINUM
  SALARIED EMPLOYEE STOCK OWNERSHIP PLAN (SALARIED PLAN)
   PROXY FOR CUMULATIVE (1985 SERIES B) PREFERENCE STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

     The undersigned hereby directs the Trustee of the Salaried Plan to vote all the shares (in person or by proxy) allocated to the undersigned's account as of April 30, 1997, at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof. The Trustee or its proxy, acting at the meeting, may exercise all powers hereby conferred.

     THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED ON THE REVERSE SIDE. IF THIS CARD IS RETURNED AND NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND "FOR" THE APPROVAL OF THE KAISER 1997 OMNIBUS STOCK INCENTIVE PLAN. THE TRUSTEE WILL KEEP ALL VOTES CONFIDENTIAL AND WILL VOTE SHARES AS TO WHICH NO VOTING INSTRUCTION CARDS ARE RECEIVED IN THE SAME PROPORTIONS AS THE SHARES TO WHICH VOTING INSTRUCTION CARDS ARE RECEIVED ARE VOTED.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE BY WEDNESDAY, MAY 28, 1997.
                     (SEE REVERSE SIDE)
----------------------------------------------------------

                    FOLD AND DETACH HERE

May 5 1997

To:  Participants in Kaiser Aluminum Salaried Employee Stock
     Ownership Plan (Salaried Plan)


As a participant in the Salaried Plan, you have an interest in the forthcoming Annual Meeting of Stockholders of Kaiser
Aluminum & Chemical Corporation ("Kaiser Aluminum") to be held on June 4, 1997. Each participant is entitled to direct the Salaried Plan Trustee how to vote the shares of Kaiser Aluminum's Cumulative (1985 Series B) Preference
Stock credited to his or her account as of April 30, 1997.
Shares credited to your account, which you are entitled to vote, are shown on this voting direction card.

The items to be voted on at this year's Annual Meeting are the election of Directors and the approval of the Kaiser
1997 Omnibus Stock Incentive Plan. If you wish to instruct the Trustee how to vote on these items, you may use this card.

If the Trustee does not receive a signed direction card from you before 5:00 p.m. Eastern Daylight Time on May 28, 1997, the Trustee or its proxy will vote the shares in your account in the same manner proportionally as it votes the other shares for which timely voting instructions are received.

For you information, enclosed are Kaiser Aluminum's Notice of Annual Meeting of Stockholders and Proxy Statement, and its 1996 Annual Report on Form 10-K to the Securities and
Exchange Commission. Please return your card in the enclosed postage-paid envelope before 5:00 p.m. Eastern
Daylight Time on May 28, 1997. Individual voting instructions received by the Trustee will be held in complete confidence.

Your participation in this vote is encouraged.

Frank Russell Trust Company as Trustee of
Kaiser Aluminum Salaried
Employee Stock Ownership Plan

Enclosures

THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED
BELOW.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /               /  /

2.  Approval of the Kaiser 1997 Omnibus Stock Incentive
    Plan.

             FOR      AGAINST      ABSTAIN
            /  /        /  /         /  /

3. In their discretion, the Trustee or its proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

-----------------------------------------------------------

                    FOLD AND DETACH HERE

   PROXY FOR CUMULATIVE (1985 SERIES B) PREFERENCE STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

The undersigned hereby appoints E. BRUCE BUTLER, JOHN T. LA DUC, and JOHN WM. NIEMAND II as proxies (each with power to act alone, or jointly, and with the power of substitution) to vote, as designated on the reverse side, all shares of Cumulative (1985 Series B) Preference Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.
                     (SEE REVERSE SIDE)

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS
DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED,
THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO
THE BOARD OF DIRECTORS AND "FOR" THE KAISER 1997 OMNIBUS
STOCK INCENTIVE PLAN.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /               /  /

2.  Approval of the Kaiser 1997 Omnibus Stock Incentive
    Plan.

             FOR      AGAINST      ABSTAIN

            /  /       /  /         /  /

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

   PROXY FOR CUMULATIVE (1985 SERIES A) PREFERENCE STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

The undersigned hereby appoints E. BRUCE BUTLER, JOHN T. LA DUC, and JOHN WM. NIEMAND II as proxies (each with power to act alone, or jointly, and with the power of substitution) to vote, as designated on the reverse side, all shares of Cumulative (1985 Series A) Preference Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.
                     (SEE REVERSE SIDE)

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS
DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED,
THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO
THE BOARD OF DIRECTORS AND "FOR" THE KAISER 1997 OMNIBUS
STOCK INCENTIVE PLAN.


1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /               /  /

2.  Approval of the Kaiser 1997 Omnibus Stock Incentive
    Plan.

                FOR      AGAINST      ABSTAIN

                /  /      /  /         /  /

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

                  PROXY FOR COMMON STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

The undersigned hereby appoints E. BRUCE BUTLER, JOHN T.
LA DUC, and JOHN WM. NIEMAND II as proxies (each with power to act alone, or jointly, and with power of substitution) to vote, as designated on the reverse side, all shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.
                     (SEE REVERSE SIDE)

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS
DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED,
THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO
THE BOARD OF DIRECTORS AND "FOR" THE KAISER 1997 OMNIBUS
STOCK INCENTIVE PLAN.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /               /  /

2.  Approval of the Kaiser 1997 Omnibus Stock Incentive

    Plan.

              FOR      AGAINST      ABSTAIN

             /  /       /  /         /  /


3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

  DIRECTION BY PARTICIPANT TO TRUSTEE OF KAISER ALUMINUM
   USWA EMPLOYEE STOCK OWNERSHIP PLAN (USWA STOCK PLAN)
   PROXY FOR CUMULATIVE (1985 SERIES A) PREFERENCE STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

     The undersigned hereby directs the Trustee of the USWA Stock Plan to vote all the shares (in person or by proxy) allocated to the undersigned's account as of April 30, 1997, at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof. The Trustee or its proxy, acting at the meeting, may exercise all powers hereby conferred.

     THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED ON THE REVERSE SIDE. IF THIS CARD IS RETURNED AND NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND "FOR" THE APPROVAL OF THE KAISER 1997 OMNIBUS STOCK INCENTIVE PLAN. THE TRUSTEE WILL KEEP ALL VOTES CONFIDENTIAL AND WILL VOTE SHARES AS TO WHICH NO VOTING INSTRUCTION CARDS ARE RECEIVED IN THE SAME PROPORTIONS AS THE SHARES TO WHICH VOTING INSTRUCTION CARDS ARE RECEIVED ARE VOTED.


PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE BY WEDNESDAY, MAY 28, 1997.
                     (SEE REVERSE SIDE)

THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED
BELOW.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /               /  /


2.  Approval of the Kaiser 1997 Omnibus Stock Incentive
    Plan.
         FOR      AGAINST     ABSTAIN

        /  /       /  /        /  /

3. In their discretion, the Trustee or its proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title


May 5, 1997

To:  Participants in Kaiser Aluminum USWA Employee Stock
     Ownership Plan
     (USWA Plan)


As a participant in the USWA Plan, you have an interest in the forthcoming Annual Meeting of Stockholders of Kaiser
Aluminum & Chemical Corporation ("Kaiser Aluminum") to be held on June 4, 1997. Each participant is entitled to direct the USWA Plan Trustee how to vote the shares of Kaiser Aluminum's Cumulative (1985 Series A) Preference
Stock credited to his or her account as of April 30, 1997.
Shares credited to your account, which you are entitled to vote, are shown on this voting direction card.

The items to be voted on at this year's Annual Meeting are the election of Directors and the approval of the Kaiser
1997 Omnibus Stock Incentive Plan. If you wish to instruct the Trustee how to vote on these items, you may use this card.

If the Trustee does not receive a signed direction card from you before 5:00 p.m. Eastern Daylight Time on May 28, 1997, the Trustee or its proxy will vote the shares in your account in the same manner proportionally as it votes the other shares for which timely voting instructions are received.

For you information, enclosed are Kaiser Aluminum's Notice of Annual Meeting of Stockholders and Proxy Statement and its 1996 Annual Report on Form 10-K to the Securities and
Exchange Commission. Please return your card in the enclosed postage-paid envelope before 5:00 p.m. Eastern
Daylight Time on May 28, 1997. Individual voting instructions received by the Trustee will be held in complete confidence.

Your participation in this vote is encouraged.

Frank Russell Trust Company as Trustee of
Kaiser Aluminum USWA
Employee Stock Ownership Plan

Enclosures

  DIRECTION BY PARTICIPANT TO TRUSTEE OF KAISER ALUMINUM
  SALARIED EMPLOYEE STOCK OWNERSHIP PLAN (SALARIED PLAN)
   PROXY FOR CUMULATIVE (1985 SERIES B) PREFERENCE STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

     The undersigned hereby directs the Trustee of the Salaried Plan to vote all the shares (in person or by proxy) allocated to the undersigned's account as of April 30, 1997, at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof. The Trustee or its proxy, acting at the meeting, may exercise all powers hereby conferred.

     THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED ON THE REVERSE SIDE. IF THIS CARD IS RETURNED AND NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND "FOR" THE APPROVAL OF THE KAISER 1997 OMNIBUS STOCK INCENTIVE PLAN. THE TRUSTEE WILL KEEP ALL VOTES CONFIDENTIAL AND WILL VOTE SHARES AS TO WHICH NO VOTING INSTRUCTION CARDS ARE RECEIVED IN THE SAME PROPORTIONS AS THE SHARES TO WHICH VOTING INSTRUCTION CARDS ARE RECEIVED ARE VOTED.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE BY WEDNESDAY, MAY 28, 1997.
                     (SEE REVERSE SIDE)

THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED
BELOW.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr.,  Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /                /  /

2.  Approval of the Kaiser 1997 Omnibus Stock Incentive
    Plan.

              FOR      AGAINST      ABSTAIN
             /  /        /  /         /  /

3. In their discretion, the Trustee or its proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.


    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title


May 5 1997

To:  Participants in Kaiser Aluminum Salaried Employee Stock
     Ownership Plan
     (Salaried Plan)

As a participant in the Salaried Plan, you have an interest in the forthcoming Annual Meeting of Stockholders of Kaiser Aluminum & Chemical Corporation ("Kaiser Aluminum") to be held on June 4 1997. Each participant is entitled to direct the Salaried Plan Trustee how to vote the shares of Kaiser Aluminum's Cumulative (1985 Series B) Preference Stock credited to his or her account as of April 30, 1997. Shares credited to your account, which you are entitled to vote, are shown on this voting direction card.

The items to be voted on at this year's Annual Meeting are the election of Directors and the approval of the Kaiser
1997 Omnibus Stock Incentive Plan. If you wish to instruct the Trustee how to vote on these items, you may use this card.

If the Trustee does not receive a signed direction card from you before 5:00 p.m. Eastern Daylight Time on May 28, 1997, the Trustee or its proxy will vote the shares in your account in the same manner proportionally as it votes the other shares for which timely voting instructions are received.

For you information, enclosed are Kaiser Aluminum's Notice of Annual Meeting of Stockholders and Proxy Statement, and its 1996 Annual Report on Form 10-K to the Securities and
Exchange Commission. Please return your card in the enclosed postage-paid envelope before 5:00 p.m. Eastern
Daylight Time on May 28, 1997. Individual voting instructions received by the Trustee will be held in complete confidence.

Your participation in this vote is encouraged.

Frank Russell Trust Company as Trustee of
Kaiser Aluminum Salaried
Employee Stock Ownership Plan

Enclosures

   PROXY FOR CUMULATIVE (1985 SERIES B) PREFERENCE STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

The undersigned hereby appoints E. BRUCE BUTLER, JOHN T. LA DUC, and JOHN WM. NIEMAND II as proxies (each with power to act alone, or jointly, and with the power of substitution) to vote, as designated on the reverse side, all shares of Cumulative (1985 Series B) Preference Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.
                     (SEE REVERSE SIDE)

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS
DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED,
THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO
THE BOARD OF DIRECTORS AND "FOR" THE KAISER 1997 OMNIBUS
STOCK INCENTIVE PLAN.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /               /  /

2.  Approval of the Kaiser 1997 Omnibus Stock Incentive
    Plan.

               FOR      AGAINST      ABSTAIN

              /  /       /  /         /  /

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

   PROXY FOR CUMULATIVE (1985 SERIES A) PREFERENCE STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

The undersigned hereby appoints E. BRUCE BUTLER, JOHN T. LA DUC, and JOHN WM. NIEMAND II as proxies (each with power to act alone, or jointly, and with the power of substitution) to vote, as designated on the reverse side, all shares of Cumulative (1985 Series A) Preference Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.
                     (SEE REVERSE SIDE)

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS
DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED,
THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO
THE BOARD OF DIRECTORS AND "FOR" THE KAISER 1997 OMNIBUS
STOCK INCENTIVE PLAN.


1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /               /  /

2.  Approval of the Kaiser 1997 Omnibus Stock Incentive
    Plan.

            FOR      AGAINST      ABSTAIN

           /  /       /  /         /  /

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

                  PROXY FOR COMMON STOCK
          KAISER ALUMINUM & CHEMICAL CORPORATION
   Solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held June 4, 1997

The undersigned hereby appoints E. BRUCE BUTLER, JOHN T.
LA DUC, and JOHN WM. NIEMAND II as proxies (each with power to act alone, or jointly, and with power of substitution) to vote, as designated on the reverse side, all shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 4, 1997, and at any and all adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.
                     (SEE REVERSE SIDE)

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS
DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED,
THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO
THE BOARD OF DIRECTORS AND "FOR" THE KAISER 1997 OMNIBUS
STOCK INCENTIVE PLAN.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Robert Marcus,
    Robert J. Petris

    To withhold authority to vote for any individual nominee(s) while voting for the remainder, write the name of the nominee(s) for which authority is withheld in the space below:

-----------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        /  /               /  /

2.  Approval of the Kaiser 1997 Omnibus Stock Incentive
    Plan.

                FOR      AGAINST      ABSTAIN

                /  /      /  /         /  /

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

   Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:------------------------, 1997

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

                                            APPENDIX A

                Kaiser Aluminum Corporation
                            and
          Kaiser Aluminum & Chemical Corporation

         Kaiser 1997 Omnibus Stock Incentive Plan


Article 1.  Establishment, Objectives, and Duration
----------------------------------------------------
   1.1.     Establishment of the Plan. Kaiser Aluminum
    ----------------------------------
Corporation ("KAC") and Kaiser Aluminum & Chemical
Corporation ("KACC"), both Delaware corporations
(hereinafter collectively referred to as the "Company"), hereby establish an incentive compensation plan to be known as the "Kaiser 1997 Omnibus Stock Incentive Plan"
(hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified
Stock Options, Incentive Stock Options, Stock Appreciation
Rights, Restricted Stock, Performance Shares, Performance
Units, and Cash-Based Awards.

   Subject to approval by the Company's stockholders, the Plan shall become effective as of April 1, 1997 (the
"Effective Date") and shall remain in effect as provided in
Section 1.3 herein.

   1.2.     Objectives of the Plan.  The purpose of the Plan
   -------------------------------
is to advance the interests of the Company and optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company's goals by encouraging and providing for the acquisition of equity interests (or rights measured by the market value of the equity) in the success of the Company by key employees and non-employee directors, by providing additional incentives and motivation toward enhancing the long-term performance of the Company. The Plan is further intended to provide increased flexibility to the Company within a single plan in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

   1.3.     Duration of the Plan.  The Plan shall commence
    -----------------------------
on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 herein, until all Shares subject to the Plan shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan after March 31, 2007.

Article 2.  Definitions
------------------------

   Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

   2.1.     "Affiliate" shall have the meaning ascribed to
   --------------------
such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

   2.2.     "Award" means, individually or collectively, a
   ----------------
grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights,
Restricted Stock, Performance Shares, Performance Units, or
Cash-Based Awards.

   2.3.     "Award Agreement" means an agreement entered
   -------------------------
into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

   2.4.     "Board" or "Board of Directors" unless otherwise
   ----------------    --------------------
specified, means collectively, the Boards of Directors of KAC and KACC, collectively.

   2.5.     "Cash-Based Award" means an Award granted to a
   ---------------------------
Participant, as described in Article 9 herein.

   2.6.     Intentionally Left Blank.

   2.7.     "Code" means the Internal Revenue Code of 1986,
   ---------------
as amended from time to time, and any successor act thereto, and, to the extent applicable, any federal income tax regulations, including any temporary or proposed regulations, promulgated under the Code, as such may be amended from time to time.

   2.8.     "Committee" means any committee appointed by the
   --------------------
Board to administer Awards to Employees, as specified in
Article 3 herein, including, but not limited to the Compensation Policy and Section 162(m) Compensation
Committees of KAC and KACC. Any such committee shall be comprised entirely of Directors.

   2.9.     "Company" shall have the meaning given to it in
   ------------------
Section 1.1 herein.

   2.10.    "Covered Employee" means a Participant who, as
   ---------------------------
of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section
162(m), or any successor statute.

   2.11.    "Director" means any individual who is a member
   -------------------
of the Board of Directors of KAC, KACC, or any Subsidiary or Affiliate thereof; provided, however, that any Director who is employed by the Company or any Subsidiary or Affiliate shall be considered an Employee under the Plan.

   2.12.    "Disability" shall have the meaning ascribed to
   ---------------------
such term in the KACC pension plan for salaried employees, or if no such plan exists, at the discretion of the Board.

   2.13.    "Effective Date" shall have the meaning ascribed
   -------------------------
to such term in Section 1.1 herein.

   2.14.    "Employee" means a regular full-time salaried
   -------------------
employee (including officers and directors who are also employees other than directors who serve on the Committee) of the Company or its Subsidiaries or Affiliates, or any branch, unit, or division thereof.

   2.15.    "Exchange Act" means the Securities Exchange Act
   -----------------------
of 1934, as amended from time to time, or any successor act thereto.

   2.16.    "Fair Market Value" means the average of the
   ----------------------------
highest and lowest prices of the Shares as reported by the consolidated tape of the New York Stock Exchange on a particular date. In the event that there are no Share transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Share transactions, provided that such date is not more than ten (10) business days preceding the applicable date. If there were no such transaction within the period stated above, the Fair Market Value of such Shares shall be determined by the Committee.

   2.17.    "Freestanding SAR" means an SAR that is granted
   ---------------------------
independently of any Options, as described in Article 7 herein.

   2.18.    "Incentive Stock Option" or "ISO" means an
   ---------------------------------    -----
option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

   2.19.    "Insider" shall mean an individual who is, on
   ------------------
the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

   2.20.    "Nonqualified Stock Option" or "NQSO" means an
   ------------------------------------    ------
option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code
Section 422.

   2.21.    "Option" means an Incentive Stock Option or a
   -----------------
Nonqualified Stock Option, as described in Article 6 herein.

   2.22.    "Option Price" means the price at which a Share
   -----------------------
may be purchased by a Participant pursuant to an Option.

   2.23.    "Participant" means an Employee or Director who
   ----------------------
has been selected to receive an Award or who has outstanding an Award granted under the Plan.

   2.24.    "Performance-Based Exception" means the
   --------------------------------------
performance-based exception from the tax deductibility limitations of Code Section 162(m).

   2.25.    "Performance Share" means an Award granted to a
   ----------------------------
Participant, as described in Article 9 herein.

   2.26.    "Performance Unit" means an Award granted to a
   ---------------------------
Participant, as described in Article 9 herein.

   2.27.    "Period of Restriction" means the period during
   --------------------------------
which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

   2.28.    "Restricted Stock" means an Award granted to a
   ---------------------------
Participant pursuant to Article 8 herein.

   2.29.    "Retirement" shall have the meaning ascribed to
   ---------------------
such term in the KACC pension plan for salaried employees.

   2.30.    "Shares" means the Common Stock of KAC, par
   -----------------
value $.01.

   2.31.    "Stock Appreciation Right" or "SAR" means an
   -----------------------------------    -----
Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

   2.32.    "Subsidiary" means any corporation, partnership,
   ---------------------
joint venture, or other entity in which the Company has a majority voting interest.

   2.33.    "Tandem SAR" means an SAR that is granted in
   ---------------------
connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3.  Administration
--------------------------

   3.1.     General.  The Plan shall be administered by the
   ----------------
Board, or (subject to the following) by one or more Committees appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Board may delegate to the Committee any or all of the administration of the Plan; provided, however, that the administration of the Plan with respect to Awards granted to Directors may not be so delegated. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee. The Committee shall have the authority to delegate administrative duties to officers or Directors of the Company.


   3.2.     Authority of the Board.  Except as limited by
   -------------------------------
law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees and Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Board shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section 3.1 herein), the Board may delegate its authority as identified herein.

   3.3.     Decisions Binding.  All determinations and
   --------------------------
decisions made by the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

Article 4.  Shares Subject to the Plan and Maximum Awards
---------------------------------------------------------

   4.1.     Number of Shares Available for Grants.  Subject
    ----------------------------------------------
to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be Five Million Five Hundred Thousand (5,500,000), including any Shares remaining available under the Kaiser 1993 Omnibus Stock Incentive Plan which Shares shall be rolled into the Shares available for issuance under the Plan. In addition, no more than One Million Eight Hundred Thousand (1,800,000) of which may be granted in the form of Restricted Stock. The Board shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. Unless and until the Board determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

   (a)      Stock Options: The maximum aggregate number of
            -------------
            Shares that may be granted in the form of Stock
            Options, pursuant to any Award granted in any one fiscal year to any one Participant shall be Five Hundred Thousand (500,000).

   (b)      SARs: The maximum aggregate number of Shares
            ----
            that may be granted in the form of Stock
            Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one
            Participant shall be Five Hundred Thousand
            (500,000).

   (c)      Restricted Stock: The maximum aggregate grant
            -----------------
            with respect to Awards of Restricted Stock granted in any one fiscal year to any one
            Participant shall be Two Hundred Thousand
            (200,000) Shares.

   (d)      Performance Shares/Performance Units and Cash-
            -----------------------------------------------
            Based Awards: The maximum aggregate payout
            ------------
            (determined as of the end of the applicable performance period) with respect to Cash-Based
            Awards or Awards of Performance Shares or
            Performance Units granted in any one fiscal year to any one Participant shall be equal to the value of Three Hundred Thousand (300,000)
            Shares.

   4.2.     Lapsed Awards.  If any Award granted under this
   ----------------------
Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

   4.3.     Adjustments in Authorized Shares.  In the event
   -----------------------------------------
that the Board or any Committee, as appropriate, shall determine that any dividend or other distribution (whether in the form of cash, securities, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares or securities which may thereafter be issued in connection with Awards, (ii) the number and kind of Shares or securities issued or issuable in respect of outstanding Awards, and
(iii) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for payment of cash or other property with respect to any outstanding Award; provided in each case, that with respect to ISOs, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code. In addition, the Board or Committee, as appropriate, is authorized to make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations of business conditions.

Article 5.  Eligibility and Participation
-----------------------------------------

   5.1.     Eligibility.  Persons eligible to participate in
   --------------------
this Plan include all Employees and Directors.

   5.2.     Actual Participation.  Subject to the provisions
   -----------------------------
of the Plan, the Board may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.


Article 6.  Stock Options
-------------------------

   6.1.     Grant of Options.  Subject to the terms and
   -------------------------
provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board.

   6.2.     Award Agreement.  Each Option grant shall be
    ------------------------
evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Board shall determine. The Award
Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

   6.3.     Option Price.  The Option Price for each grant
    ---------------------
of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

   6.4.     Duration of Options.  Each Option granted to a
    ----------------------------
Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

   6.5.     Exercise of Options.  Options granted under this
    ----------------------------
Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Participant.

   6.6.     Payment.  Options granted under this Article 6
    ----------------
shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

   The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

   The Board also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law.

   Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).


   6.7.     Restrictions on Share Transferability.  The
    ----------------------------------------------
Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this
Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

   6.8.     Termination of Employment/Directorship.  Each
    -----------------------------------------------
Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

   6.9.     Nontransferability of Options.
    --------------------------------------

   (a)      Incentive Stock Options.  No ISO granted under
             ------------------------
            the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothe-cated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

   (b)      Nonqualified Stock Options.  Except as otherwise
            ---------------------------
            provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

Article 7.  Stock Appreciation Rights
--------------------------------------

   7.1.     Grant of SARs.  Subject to the terms and
    ----------------------
conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board may grant Freestanding SARs, Tandem
SARs, or any combination of these forms of SARs.

   The Board shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

   7.2.     Exercise of Tandem SARs.  Tandem SARs may be
    --------------------------------
exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.


   Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

   7.3.     Exercise of Freestanding SARs.  Freestanding
    --------------------------------------
SARs may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes upon them.

   7.4.     SAR Agreement.  Each SAR grant shall be
    ----------------------
evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Board shall determine.

   7.5.     Term of SARs.  The term of an SAR granted under
    ---------------------
the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

   7.6.     Payment of SAR Amount.  Upon exercise of an SAR,
   -------------------------------
a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

   (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

   (b) The number of Shares with respect to which the SAR is exercised.

   At the discretion of the Board, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Board's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

   7.7.     Termination of Employment/Directorship.  Each
    -----------------------------------------------
SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or directorship with the Company and/or its subsidiaries. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

   7.8.     Nontransferability of SARs.  Except as otherwise
    -----------------------------------
provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution and except as otherwise required by law. Further, except as otherwise provided in a Participant's


Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 8.  Restricted Stock
----------------------------

   8.1.     Grant of Restricted Stock.  Subject to the terms
    ----------------------------------
and provisions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board shall determine.

   8.2.     Restricted Stock Agreement.  Each Restricted
    -----------------------------------
Stock grant shall be evidenced by a Restricted Stock Award
Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Board shall determine.

   8.3.     Transferability.  Except as provided in this
    ------------------------
Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Board and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Board in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

   8.4.     Other Restrictions.  Subject to Article 11
    ---------------------------
herein, the Board shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

   The Company may retain the certificates representing
Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

   Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

   8.5.     Voting Rights.  Participants holding Shares of
    ----------------------
Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

   8.6.     Dividends and Other Distributions.  During the
    ------------------------------------------
Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Board may apply any restrictions to the dividends that the Board deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Board may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

   8.7.     Termination of Employment/Directorship.  Each
    -----------------------------------------------
Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however that, except in the cases of terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the termination.

Article 9.  Performance Units, Performance Shares, and Cash-
------------------------------------------------------------
Based Awards
------------

   9.1.     Grant of Performance Units/Shares and Cash-Based
    ---------------------------------------------------------
Awards.  Subject to the terms of the Plan, Performance Units,
-------
Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board.

   9.2.     Value of Performance Units/Shares and Cash-Based
    ---------------------------------------------------------
Awards.  Each Performance Unit shall have an initial value
------
that is established by the Board at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Board. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares and Cash-Based Award that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

   9.3.     Earning of Performance Units/Shares and Cash-
    ------------------------------------------------------
Based Awards.  Subject to the terms of this Plan, after the
------------
applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and of Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

   9.4.     Form and Timing of Payment of Performance
    --------------------------------------------------
Units/Shares and Cash-Based Awards.  Except as provided in
----------------------------------
the Participant's Award Agreement, payment of earned Performance Units/Shares and Cash-Based Awards shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

   At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 8.6 herein). In addition, Participants may, at the discretion of the Board, be entitled to exercise their voting rights with respect to such Shares.

   9.5.     Termination of Employment/Directorship Due to
------------------------------------------------------
Death, Disability, or Retirement.  Unless determined
---------------------------------
otherwise by the Board and set forth in the Participant's Award Agreement, in the event the employment or directorship of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares or Cash-Based Awards which is prorated, as specified by the Board in its discretion.

   Payment of earned Performance Units/Shares or Cash-Based Awards shall be made at a time specified by the Board in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

   9.6.     Termination of Employment/Directorship for Other
    ---------------------------------------------------------
Reasons.  In the event that a Participant's employment or
-------
directorship terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Board, as set forth in the Participant's Award Agreement.

   9.7.     Nontransferability.  Except as otherwise
    ---------------------------
provided in a Participant's Award Agreement, Performance Units/Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.


Article 10. Stock Bonuses
--------------------------

   Subject to the terms and provisions of the Plan, the Committee may grant Shares of stock of the Company to any Participant as a bonus, upon such terms and at any time and from time to time as determined by the Board.

Article 11. Performance Measures
---------------------------------

   Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based
Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following:

   (a)      Earnings per share;

   (b)      Net income (before or after taxes);

   (c) Return measures (including, but not limited to, return on assets, revenue, equity, or sales);

   (d) Cash flow return on investments which equals net cash flows divided by owners equity;

   (e)      Earnings before or after taxes;

   (f) Measures of gross sales, gross revenues, or growth in sales or revenues;

   (g) Share price (including, but no limited to, growth measures and total shareholder return);
            and

   (h) Operating measures (including, but not limited to, operating margin and operating costs).

   The Board shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-
Based Exception, and which are held by a Covered Employee, may not be adjusted upward (the Board shall retain the discretion to adjust such Awards downward).

   In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder

approval. In addition, in the event that the Board determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code Section 162(m).

Article 12. Beneficiary Designation
------------------------------------

   Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named con-tingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article 13.  Deferrals
----------------------

   The Board may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 14.  Rights of Employees/Directors
------------------------------------------

   14.1.    Employment.  Nothing in the Plan shall interfere
    -------------------
with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

   14.2.    Participation.  No Employee or Director shall
    ----------------------
have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 15.  Intentionally Left Blank
-------------------------------------

Article 16.  Amendment, Modification, and Termination
-----------------------------------------------------

   16.1.    Amendment, Modification, and Termination.
    -------------------------------------------------
Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.


   16.2.    Adjustment of Awards Upon the Occurrence of
    ----------------------------------------------------
Certain Unusual or Nonrecurring Events.  The Board may make
--------------------------------------
adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 herein) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Board determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

   16.3.    Awards Previously Granted.  Notwithstanding any
    ----------------------------------
other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

   16.4.    Compliance with Code Section 162(m).  At all
    --------------------------------------------
times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Board determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Board may, subject to this Article 16, make any adjustments it deems appropriate.

Article 17.  Withholding
------------------------

   17.1.    Tax Withholding.  The Company shall have the
    ------------------------
power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

   17.2.    Share Withholding.  With respect to withholding
    --------------------------
required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.


Article 18.  Indemnification
----------------------------

   Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 19.  Successors
-----------------------

   All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20. Legal Construction
-------------------------------

   20.1.    Gender and Number.  Except where otherwise
    --------------------------
indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   20.2.    Severability.  In the event any provision of the
    ---------------------
Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   20.3.    Requirements of Law.  The granting of Awards and
    ----------------------------
the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   20.4.    Securities Law Compliance.  With respect to
    ----------------------------------
Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

                            -16-
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   20.5.    Governing Law.  To the extent not preempted by
    ----------------------
federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.